* Certain sections omitted and filed separately with the Commission.

                                                              EXHIBIT 10.15


                           PRODUCT PROMOTION AGREEMENT


     This PRODUCT PROMOTION AGREEMENT (this "AGREEMENT") is entered into as of the 3rd day of February, 2000 (the "EFFECTIVE DATE") by and between VARSITYBOOKS.COM INC., a Delaware corporation with offices at 2020 K Street, NW 6th Floor, Washington, D.C. 20006 ("VARSITYBOOKS") and SALLIE MAE, INC. a Delaware corporation with offices at 11600 Sallie Mae Drive, Reston, V.A. 20193 ("SALLIE MAE").


     WHEREAS, Sallie Mae provides educational loan products, educational enterprise-related products (the "SALLIE MAE PRODUCTS") and operates a Web site located at the URL http:///www.salliemae.com (the "SALLIE MAE WEB SITE") that contains within it, among other things, an internet mall that is presently under development (the "SALLIE MAE MALL") and would like to expand its exposure by having access to the users of the VarsityBooks Web Site (as defined below); and


     WHEREAS, VarsityBooks maintains a Web site located at the URL http://www.varsitybooks.com (the "VARSITYBOOKS WEB SITE") through which it sells and distributes college textbooks, general interest books, entertainment products and other products (the "VARSITYBOOKS PRODUCTS") and would like to expand its customer base by having access to the existing customers of Sallie Mae and users of the Sallie Mae Web Site; and


     WHEREAS, VarsityBooks and Sallie Mae would like to define an arrangement whereby Sallie Mae will market the VarsityBooks Products to existing Sallie Mae customers and other users of the Sallie Mae Web Site and will create customers for VarsityBooks.


     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS


     Capitalized terms used in this Agreement shall have the meaning set forth below or elsewhere herein. All definitions will apply both to their singular or plural forms, as the context may require. "DAYS" means calendar days, unless otherwise specified. All references to "SECTION" are to Sections of this Agreement, unless otherwise specified. "AGREEMENT" collectively means this Agreement and any and all exhibits hereto (which are hereby incorporated into this Agreement), and all valid amendments to this Agreement. Headings are intended only for reference purposes.

     (A) "AFFILIATE" means, with respect to a party to this Agreement, those entities controlled by, controlling, or under common control with such party. For the purposes of this definition, "CONTROL" (and its derivatives) will mean, with respect to such an entity, having the legal, beneficial or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest, if the entity is not a corporation) of such entity ordinarily having voting rights, or otherwise having a right to appoint at least half of the directors (or analogous officers) of such entity.

     (B) "COLLEGE TARGETED RETAILER" means any entity whose efforts in marketing retail products are primarily directed towards college students, including, without limitation, those entities listed on Exhibit E hereto, as such exhibit may be amended from time to time, with the consent of Sallie Mae which consent shall not be unreasonably withheld, delayed or conditioned. In the event a College Targeted Retailer, other than VarsityBooks and those College Targeted Retailers which are listed on Exhibit E hereto, as may be amended, presents an opportunity to Sallie Mae with respect to a retail product that VarsityBooks does not offer (the "NEW PRODUCT"), Sallie Mae will provide VarsityBooks with written notice (the "INITIAL NOTICE") stating its desire to enter into an agreement with such College Targeted Retailer specifying the New Product. Upon receipt of the Initial Notice from Sallie Mae, VarsityBooks shall have sixty days (60) days to provide Sallie Mae with written notice (the "RESPONSE") indicating that it intends to work in good faith to provide such New Product. Upon delivery of the Response, VarsityBooks shall have sixty days (60) days to work in good faith to enter into a term sheet with a provider of the New Product which will set forth terms under which VarsityBooks will become a provider of the New Product. Failure by VarsityBooks to deliver notice within sixty (60) days of receipt of the Initial Notice or to enter into a term sheet to enable VarsityBooks to provide the New Products within sixty (60) days of its delivery of the Response shall free Sallie Mae to enter into a product promotion or joint marketing agreement with such College Targeted Retailer only to the extent such agreement covers the New Product which was the subject of the Initial Notice.

     (C) "CORPORATE TRANSACTION" means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity, other than any merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting corporation or other entity entitled to vote for the election of directors, (B) any person or entity (including any affiliates thereof) becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, or (C) any sale or other disposition by the Corporation of all or substantially all of its assets or capital stock.

     (D) "EQUITY OFFERING" means an equity offering resulting in net proceeds to the Corporation in excess of ten million dollars ($10,000,000) which occurs prior to the IPO Date.

     (E) "INTELLECTUAL PROPERTY RIGHTS" means any and all worldwide rights, title and interest in intellectual property (including without limitation, all patents, patent registrations, copyrights, moral rights, trademarks, trade names, service marks, service names, trade secrets, know-how or other similar rights arising or enforceable under U.S. law, foreign law, or international treaty regime).

     (F) "IPO DATE" means the date on which the Corporation closes the initial public offering of its Common Stock.

     (G) "LAUREATE LOAN PRODUCT" means Sallie Mae's internet-based student loan information management and delivery system.

     (H) "PARTNERSHIP PROGRAM" means the program pursuant to which VarsityBooks enters into agreements to market and sell the VarsityBooks Products to students at the Partnership Schools.

     (I) "PARTNERSHIP SCHOOLS" means secondary schools, distance learning schools, community colleges, two-four year colleges and other institutions which have entered into memoranda of understanding with VarsityBooks pursuant to which VarsityBooks becomes the exclusive online retailer of new textbooks for such schools.

     (J)  "REFERRAL FEE" has the meaning set forth in the chart on Exhibit A.

     (K) "SALLIE MAE CONTENT" means the Sallie Mae Marks and the sounds, pictures, text, graphics, templates, copyrightable materials and any other items or information set forth in Exhibit C that are owned or licensed by Sallie Mae and provided by Sallie Mae to VarsityBooks for use in accordance with this Agreement.

     (L) "SALLIE MAE MARKS" means the names, trademarks, service marks, trade names, service names, logos, symbols, and other product or service designations set forth in Exhibit C and all Sallie Mae domain names and hyperlink icons, including without limitation, the domain name(s) and hyperlink icon(s) used to locate the Sallie Mae Web Site.

     (M) "SALLIE MAE SOLUTIONS" means a division of Sallie Mae that provides business processing, technical and software solutions to higher education.

     (N) "SALLIE MAE TOP TIER TITLES" means a list of financial aid, scholarship, career service, and other titles, as selected by Sallie Mae, which will appear on the Sallie Mae Web Site and which VarsityBooks will use its best efforts to have stocked by Baker & Taylor.

     (O) "SALLIE MAE WEB SITE(S)" means the internet web site(s) owned, managed, or controlled by Sallie Mae and its Affiliates, including, without limitation, all information, materials, features, products, services, advertisements, promotions, links, pointers, technology and software, in any format or medium, made available or embodied therein (except for any VarsityBooks Marks).

     (P) "SPLASH PAGE" means the first co-branded page to which all users arrive when linking from a VarsityBooks hyperlink on any Sallie Mae e-mail or on the Sallie Mae Web Site or Sallie Mae Mall site, provided, however that users linking from the Sallie Mae Top Tier Title list will link to mutually agreeable pages on the VarsityBooks Web Site.

     (Q)  "TERM" has the meaning given in Section 5(A).

     (R) "VARSITYBOOKS MARKS" means the names, trademarks, service marks, trade names, service names, logos, symbols, and other product or service designations set forth in Exhibit D and all VarsityBooks domain names and hyperlink icons.

     (S)  *

2.   SALLIE MAE OBLIGATIONS

     (A)  Access to Sallie Mae Customer Base

          (1)  Hyperlinks.

               (i) Sallie Mae will create and maintain hyperlinks from mutually agreeable locations on the Sallie Mae Web Site(s), including without limitation, the Sallie Mae Mall and the Sallie Mae Top Tier Titles, directly to mutually agreeable locations on the VarsityBooks Web Site, using the icon(s) and textual links provided by VarsityBooks.

               (ii) Sallie Mae will create and maintain a hyperlink to the Splash Page on the Sallie Mae Web Site.

               (iii) Sallie Mae will work with VarsityBooks to determine
                     mutually agreeable strategically important locations for the hyperlinks, provided, however, that Sallie Mae will retain sole control over the ultimate location of any hyperlinks to VarsityBooks which will be placed on its Web site.

               (iv) VarsityBooks will provide Sallie Mae with guidelines and graphical artwork (including, without limitation, the VarsityBooks Marks, banners, logos buttons and designs) to use in linking to the VarsityBooks Web Site. Approved guidelines and artwork are available online in the Affiliate member area of the VarsityBooks Web Site, and are subject to change from time to time by VarsityBooks. Sallie Mae agrees to use the artwork only in accordance with VarsityBooks' then-current artwork usage and trademark usage guidelines provided in advance to Sallie Mae. The VarsityBooks artwork and trademark usage guidelines as of the date hereof are attached hereto as Exhibit F.

          (2) Sallie Mae will, in good faith, promote the VarsityBooks products to its existing customers (its "CUSTOMER BASE") by including mutually agreed upon VarsityBooks literature, inserts, promotions, offers, and other marketing material (the "MARKETING MATERIAL") and by creating and including a mutually agreed upon coded coupon which VarsityBooks will make available to Sallie Mae in electronic or physical form, for the VarsityBooks Products (the "COUPON") in mailings sent to its Customer Base, provided, however, that VarsityBooks shall have sole discretion over the value of any and all Coupons created.

          (3) Notwithstanding the foregoing, Sallie Mae shall have sole control over the mailings and emails sent to its customers, including but not limited to, the determination of which of its customers will receive such communications and the names and addresses of the recipients.

     (B)  Use of Sallie Mae Sales Force

          (1) Sallie Mae will make available to VarsityBooks its sales leaders, as determined solely by Sallie Mae (the "Leaders"), for training on the VarsityBooks Partnership Program so that such Leaders can in turn train Sallie Mae's sales force, including without limitation those sales representatives responsible for selling Sallie Mae's K-12, Sallie Mae Higher Education and Sallie Mae Solutions Programs (the "SALLIE MAE SALES FORCE"). This training shall take place on a mutually agreeable schedule, but, in any event, not later than February 20, 2000 and for not less than four hours. In the event Sallie Mae hires additional Leaders after February 20, 2000, VarsityBooks agrees to arrange a mutually agreeable schedule to train the new Leaders.

          (2) Sallie Mae will arrange to provide VarsityBooks with face-to-face or telephonic meetings ("QUALITY REFERRALS") with Key Decisionmakers (as defined below) at Target Institutions (as defined below) which Key Decisionmakers have expressed a good faith interest in becoming members of the VarsityBooks Partnership Program. As used in this Agreement, the term Key Decisionmakers shall mean the business officer, chief financial officer, key influencer or decision maker of a Target Institution who has the authority to contractually bind the Target Institution or can directly influence such decision, and the term Target Institutions shall mean those institutions listed on Exhibit G hereto and any other institutions approved in writing by VarsityBooks. Sallie Mae and VarsityBooks shall jointly develop a reporting mechanism to track Quality Referrals, and such mechanism shall be subject to the audit provisions set forth in Section 3(B)(4) below.

3.   VARSITYBOOKS OBLIGATIONS

     (A)  Co-branded Page.

          (1) VarsityBooks will host and maintain, at its expense, a co-branded Splash Page for the exclusive use of Sallie Mae users. The Splash Page shall be the initial destination of Sallie Mae users linking to the VarsityBooks Web Site from Authorized Links (as defined below) on the Sallie Mae Web Site.

          (2) VarsityBooks will work in good faith with Sallie Mae on the content of the Splash Page but will retain sole control of such contents and of the value of the Coupon.

     (B)  Tracking, Referral Fees and Audit Rights.

          (1) To permit accurate tracking, reporting, and Referral Fee accrual, VarsityBooks or its agent will provide Sallie Mae with authorized "tagged" link formats to be used in all links between the Sallie Mae Web Site and the VarsityBooks Web Site. Sallie Mae will ensure that each of the links between the Sallie Mae Web Site and the VarsityBooks Web Site properly utilizes such link formats. Links to the VarsityBooks Web Site placed on the Sallie Mae Web Site pursuant to this Agreement which properly utilize such authorized link formats are referred to as "AUTHORIZED LINKS."

          (2) VarsityBooks will provide Sallie Mae with a password and with the ability to enter a password-protected VarsityBooks Web Site to access sales activity generated by Authorized Links from the Sallie Mae Web Site or e-mail to Sallie Mae existing and prospective customers.

          (3) If a product that generated a Referral Fee is returned by the customer, VarsityBooks will deduct the corresponding Referral Fee from the next Referral Fee payment it is scheduled to make to Sallie Mae. If there is no subsequent payment, VarsityBooks will send Sallie Mae an invoice for the returned referral fee, and Sallie Mae will pay any and all such invoiced return referral fees within ten (10) days of the receipt of such invoice.

          (4) VarsityBooks will maintain accurate records with respect to payments due under this Agreement and methodology used to calculate payment due, including tracking of Quality Referrals. Sallie Mae may, upon no less than thirty (30) days prior written notice to VarsityBooks, cause an independent Certified Public Accountant, mutually agreeable to both parties, to inspect all relevant records of VarsityBooks upon which the calculation of such payments are based during VarsityBooks' normal business hours. The fees charged by such Certified Public Accountant in connection with the inspection will be paid by Sallie Mae, unless the payments made to Sallie Mae are determined to have been less than ninety-five percent (95%) of the payments actually owed to Sallie Mae, in which case VarsityBooks will be responsible for the payment of the reasonable fees for such inspection. In addition, VarsityBooks shall immediately remit payment to Sallie Mae for the full amount of any disclosed shortfalls. The audit rights set forth herein shall continue for one (1) year following the termination of this Agreement for any reason. No such audit may occur more than once a year during the term of this Agreement.

          (5) Sallie Mae will earn Referral Fees (as set forth on Exhibit A) with respect to VarsityBooks Products ordered by users who access the VarsityBooks Web Site directly through Authorized Links or who enter the appropriate Coupon code at check-out ("QUALIFYING PRODUCTS"). For a sale of a Qualifying Product to be eligible to earn a Referral Fee, the customer must

               (i) follow an Authorized Link from the Sallie Mae Web Site or an e-mail received from Sallie Mae to the VarsityBooks Web Site or must enter the appropriate Coupon code at check out, (ii) select and purchase the Qualifying Product using the VarsityBooks automated ordering system, (iii) accept delivery of the Qualifying Product at the shipping destination, and (iv) remit to VarsityBooks full payment for the Qualifying Product order by cash, check money order, debit card, electronic payment or credit card in readily available U.S. funds. In no event shall VarsityBooks be liable to Sallie Mae with respect to any failure by Sallie Mae users to use Authorized Links, or the failure of its users to enter the appropriate Coupon code, regardless of the extent to which such failure may result in any reduction of amounts that would otherwise be paid to Sallie Mae pursuant to this Agreement

          (6) VarsityBooks will process Qualifying Product orders and will be solely responsible for all aspects of order processing and fulfillment and customer service. VarsityBooks will track sales made to customers who purchase Qualifying Products, and will make available to Sallie Mae reports summarizing this sales activity. The form, content, and frequency of the reports may vary from time to time, subject to legal limits on the gathering and sharing of customer information, as mutually agreed by both parties to this Agreement.

          (7) VarsityBooks will pay any and all Referral Fees earned by Sallie Mae in accordance with the schedule set forth on Exhibit A.

(C)       Identification as an Affiliate.


          VarsityBooks will make available to Sallie Mae a graphic image that identifies the Sallie Mae Web Site as an Affiliate (the "Affiliate Designation") and hereby authorizes Sallie Mae to display the Affiliate Designation or the phrase "VarsityBooks.com Affiliate" on the Sallie Mae Web Site or in correspondence to its Customer Base or to prospective Sallie Mae customers. VarsityBooks shall retain the right to modify the Affiliate Designation at any time, provided, however, that VarsityBooks must provide Sallie Mae with written notice of such modification. Upon receipt of such notice, Sallie Mae will immediately modify its use of the Affiliate Designation to incorporate the revisions.

(D)       Marketing and Sales Collateral


          VarsityBooks will, at its sole expense, make available to the Sallie Mae Sales Force an adequate supply of marketing and sales collateral to be used in marketing VarsityBooks products and programs.

(E)       Sallie Mae Top Tier Titles


          VarsityBooks will work in good faith with Sallie Mae and Baker & Taylor, Inc. to stock and feature on the VarsityBooks Web Site the Sallie Mae Top Tier Titles.

4.   MUTUAL OBLIGATIONS

     (A)  Technical Integration of VarsityBooks Web Site.

          Sallie Mae and VarsityBooks will work in good faith to explore opportunities for integrating the VarsityBooks Web Site with Sallie Mae Solutions Products.

     (B)  Integration and Co-branding.

          (1) Sallie Mae and VarsityBooks will work together in good faith to develop co-branded pages (the "INTEGRATED SCHOLARSHIP PAGES") within the VarsityBooks Web Site, and specifically, within those pages on the VarsityBooks Web Site which are dedicated to the VarsityBooks scholarship and financial aid programs (the "VARSITYBOOKS SCHOLARSHIP VERTICAL"), which integrate the Sallie Mae CASHE and the * module.

          (2) LINKS. As part of the Integrated Scholarship Pages, the parties agree that they will provide one or more links to and from the VarsityBooks Web Site and the Sallie Mae CASHE and * module. Among the links to be provided hereunder, Sallie Mae will provide, without limitation, a link or links to the Sallie Mae CASHE Scholarship Profile Form and the Sallie Mae * Paying, Deciding and Financing tabs.

          (3)  PROMOTION.

               (i) For all content hosted and served by Sallie Mae in the * module, Sallie Mae shall prominently display the Varsity Books Marks. Such marks shall contain navigation features linking site users back to the VarsityBooks Web Site.

               (ii) All links and content on the VarsityBooks Web Site related to the * module and Sallie Mae CASHE web site shall prominently display the Sallie Mae Marks.

               (iii) Each party must approve or reject any promotional
                     activities or materials that reference the other party's Mark or other similar information.


          (4) SCHOLARSHIP INCLUSION. The two parties will work in good faith to include VarsityBooks sponsored scholarships in the Sallie Mae CASHE database.

          (5) EDITORIAL RIGHTS AND HOSTING. Sallie Mae will provide content for the Integrated Scholarship Pages, and Sallie Mae and VarsityBooks will have joint creative, artistic and editorial responsibility for the Integrated

                    Scholarship Pages. VarsityBooks will host and maintain the Integrated Scholarship Pages at its own expense.

               (6) REPORTING. VarsityBooks shall provide Sallie Mae with monthly reports, on the tenth business day of each month, which include (a) the number of unique VarsityBooks users that accessed the VarsityBooks home page, (b) the number unique VarsityBooks users that access the VarsityBooks Scholarship Vertical.

               (7) LAUNCH DATE. Provided the parties reach an agreement on the Integrated Scholarship Pages, the Integrated Scholarship Pages will be created on such date as may be mutually agreed upon by the parties, but in no event later than July 1, 2000.

               (8) USER DATA. User data compiled and collected through the CASHE system on the Integrated Scholarship Pages will be co-owned by both parties provided that neither party will sell, share or transfer any such data to any third party. The parties will work in good faith to create a system to compile, collect and track the usage of such user data.

     5.   LICENSES



          (A) During the term of this Agreement VarsityBooks grants to Sallie Mae a non-exclusive, worldwide, royalty-free, fully paid-up, non-transferable license to use the VarsityBooks Marks and the Affiliate Designation solely as contemplated by this Agreement on, or in developing, supporting and maintaining, the Sallie Mae Web Site, and specifically without limitation, the Laureate Loan, Exeter Product and Solutions Networks, in the ordinary course of business, including without limitation, as applicable, the rights to use, copy, display, distribute, and create and use derivative works based on the VarsityBooks Marks. Except with the written authorization of VarsityBooks, VarsityBooks Marks shall not be displayed on any web site other than the Sallie Mae Web Site. Any VarsityBooks content incorporated into derivative works so created shall be the property of VarsityBooks. Sallie Mae's exercise of this license with respect to the VarsityBooks Marks is subject to VarsityBooks' Trademark Guidelines located on the legal page of the VarsityBooks Web Site and attached hereto as Exhibit F. Notwithstanding the foregoing,the form of any use of any VarsityBooks Mark which is viewable by the public or any user of the Sallie Mae Web Site must be approved by VarsityBooks in advance either in writing or through the procedures set forth in this Agreement. Any other use of any VarsityBooks Marks is prohibited unless VarsityBooks gives its prior written consent to each such use. Upon the expiration or termination of this Agreement, Sallie Mae will cease using the VarsityBooks Marks except as VarsityBooks agrees in writing.

          (B) During the term of this Agreement, Sallie Mae grants to VarsityBooks a non-exclusive, worldwide, royalty-free, fully paid-up, non-transferable license to use the Sallie Mae Marks solely as contemplated by this Agreement on, or in developing, supporting and maintaining, the VarsityBooks Web Site, and specifically without limitation, the Integrated Scholarship Pages, in the ordinary course of business, including without limitation, as applicable, the rights to use, copy, display, distribute, and create and use derivative works based on the Sallie Mae Marks. Except with the written authorization of Sallie Mae, Sallie Mae Marks shall not be displayed on any web site other than the VarsityBooks Web Site. Any Sallie Mae content incorporated into derivative works so created shall be the property of Sallie Mae. VarsityBooks' exercise of this license with respect to the Sallie Mae Marks is subject to Sallie Mae's Trademark Guidelines attached hereto as Exhibit H. Notwithstanding the foregoing, the form of any use of any Sallie Mae Mark which is viewable by the public or any user of the VarsityBooks Web Site must be approved by Sallie Mae in advance either in writing or through the procedures set forth in this Agreement. Any other use of any Sallie Mae Marks is prohibited unless Sallie Mae gives its prior written consent to each such use. Upon the expiration or termination of this Agreement, Sallie Mae will cease using the VarsityBooks Marks except as VarsityBooks agrees in writing.

     (C) Each party agrees that in connection with each party's use of the other party's Marks it will display symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other party's Marks in accordance with applicable trademark law and practice.

     (D) VarsityBooks will not adopt or use in any manner any name, mark, symbol, logo, icon, design, copyright or company, product or service name or designation not currently in use and which is confusingly similar to any Sallie Mae Marks, or which constitutes a translation thereof, without Sallie Mae's prior written consent. VarsityBooks will not register anywhere in the world, directly or indirectly, any Sallie Mae Marks or any other name, mark, symbol, logo, icon, design, copyright or company, product or service name or designation not currently in use and which is confusingly similar thereto or which constitutes a translation thereof.

     (E) Sallie Mae will not adopt or use in any manner any name, mark, symbol, logo, icon, design, copyright or company, product or service name or designation not currently in use and which is confusingly similar to any VarsityBooks Marks, or which constitutes a translation thereof, without VarsityBooks' prior written consent. Sallie Mae will not register anywhere in the world, directly or indirectly, any VarsityBooks Marks or any other name, mark, symbol, logo, icon, design, copyright or company, product or service name or designation not currently in use and which is confusingly similar thereto or which constitutes a translation thereof.

     (F) Each party retains all rights, title and interest in and to its intellectual property except for those licenses and rights expressly granted by this Agreement.

     (G) Each party acknowledges that its use of licensed materials in breach of the scope of the grant of license it is receiving under
               Section 5(A) or 5(B) above, as applicable, or its breach of
               Section 5(C) or 5(D) above, as applicable, will cause the other party irreparable injury for which monetary damages will not make the other party whole. Accordingly, in addition to all other available remedies and notwithstanding Section 16, the other party will be entitled to equitable or injunctive relief as and where it deems fit in the event of an actual, threatened or attempted breach by the first party of any such provision.

     (H) Nothing in this Agreement shall be deemed to require (i) VarsityBooks or any of its Affiliates to offer or sell Sallie Mae Products directly or on behalf of any other person or engage in any other activity which would require licensing not currently possessed by VarsityBooks or such Affiliate, or (ii) Sallie Mae or any of its Affiliates to offer or sell VarsityBooks Products directly or on behalf of any other person or engage in any other activity which would require licensing not currently possessed by Sallie Mae or such Affiliate.

6.   TERM; TERMINATION

     (A) The term of this Agreement will begin on the Effective Date and end two (2) years thereafter (the "Term"). Thereafter, this Agreement may be renewed upon mutual agreement of the parties.

     (B) In addition to the parties' termination rights set forth elsewhere in this Agreement, either party may terminate this Agreement in the event of a Corporate Transaction prior to the earlier of (a) the IPO Date; or (b) an Equity Offering. Should either party terminate this Agreement pursuant to this clause 6(B), all of the Sallie Mae Warrants granted hereunder will immediately cancel.

     (C) In addition to the parties' termination rights set forth elsewhere in this Agreement, either party may terminate this
               Agreement:

               (1) at any time during the Term, upon at least thirty (30) days' prior written notice to the other party if such other party materially breaches this Agreement or any of the representations and warranties hereunder and fails to cure such material breach within such thirty (30) days;

               (2) immediately upon written notice to the other party, if such other party: (a) ceases to conduct business in the normal course; (b) makes an assignment for the benefit of creditors; (c) is liquidated or otherwise dissolved; or (d) becomes insolvent, is adjudicated bankrupt, or a receiver, trustee or custodian is appointed for it.

     (D) Upon the termination or expiration of this Agreement for any reason:

               (1) each party will immediately cease holding itself out as having any commercial relationship with the other party and the licenses conferred in Section 4 will cease;

               (2)  each party will comply with the requirements of Section
                    15(F);

               (3) VarsityBooks will pay all amounts properly due and payable to Sallie Mae pursuant to Section 7(B) and 7(C), up until the effective date of such termination or expiration (prorated on a daily basis) provided, that Sallie Mae is only eligible to earn Referral Fees on sales of Qualifying Products occurring during the term, and Referral Fees earned through the date of termination will remain payable only if the related orders are not canceled or returned, and payments based on performance due under the schedule of Performance Obligations will be pro-rated through the date of termination; and

               (4) neither party will have any further liability or obligation to the other party, except as otherwise expressly provided in this Agreement (including without limitation Section 6(D) below).

          (E) Any provision of this Agreement that imposes or contemplates continuing obligations on a party will survive the expiration or termination of this Agreement for any reason.

7.        COSTS AND PAYMENT

          (A) Unless otherwise expressly provided in this Agreement, each party will be responsible for all costs and expenses that it incurs in performing its obligations hereunder.

          (B) VarsityBooks will pay Sallie Mae certain Referral Fees as set forth on Exhibit A hereto.

          (C) In addition, should Sallie Mae meet the performance obligations set forth on Exhibit A (the "PERFORMANCE OBLIGATIONS") VarsityBooks will provide Sallie Mae with Warrants to purchase shares of its Common Stock, par value $0.0001, in the form set forth on Exhibit B (the "SALLIE MAE Warrants")in such amounts as set forth on Exhibit A in the column astride the respective Performance Obligation.

8.        REPRESENTATIONS AND WARRANTIES

          (A) Each party represents that it has the full right and authority to enter into and to perform its obligations under this Agreement, and the execution and delivery of this Agreement by it, and the performance of its obligations hereunder, have been duly authorized by all requisite corporate actions on its part, and this Agreement has been duly executed and delivered by it.

          (B)  Each party warrants that:

               (1) The execution or implementation of this Agreement by such party, and the exercise or performance of any rights or obligations hereunder, will not contravene any provision of its organizational documents, or to its knowledge violate or conflict with any agreement or binding obligation to which it is a party.

               (2) Except as otherwise expressly authorized by this Agreement, such party will not take any action or make any statement, representation, or warranty regarding the other party, its products or services (including the products and services of third parties which the other party promotes, markets, resells or distributes) which is not previously authorized in writing by the other party.

               (3) all obligations owed to third parties with respect to the activities contemplated to be undertaken by either party pursuant to this Agreement are or will be fully satisfied by such party, and the other party will have no obligations with respect thereto;


               The sole and exclusive remedy of the other party, and the sole and exclusive liability and obligations of the warranting party, for breach of any of the warranties set forth in Section 8(A) or 8(B) hereof will be as provided under Section 7(a) or 7(B) below, as applicable. Notwithstanding the foregoing, both parties shall have the right to seek injunctive relief for any breach under this Agreement.

     (C)

            Each party covenants that:

               (1) it will comply with all applicable federal, state and local laws in the performance of its obligations hereunder; and

               (2) it will not distribute any unwanted or unsolicited bulk, junk or spam e-mail in connection with this Agreement.

     (D) VarsityBooks warrants to Sallie Mae that it will not knowingly allow either those pages of the VarsityBooks Web Site which reference Sallie Mae or which display any name or mark of Sallie Mae, or any VarsityBooks Marks used by Sallie Mae, nor the operation, display or use of any of the foregoing as contemplated by this Agreement, nor the content, goods and services offered through the VarsityBooks Web Site to (a) constitute, or contain material that would constitute, libel, defamation or slander; (b) constitute, or contain material that would constitute, an invasion of privacy or a violation of the rights to publicity of any third party; (c) infringe upon the Intellectual Property Rights of any third party; (d) violate any law, statute, ordinance or regulation or promote illegal activities; (e) constitute or contain or promote obscene materials; (f) promote violence; (g) promote discrimination based on race, sex, religion, nationality, disability, sexual orientation, or age;
               (h) constitute or contain content which is defamatory, trade libelous, unlawfully threatening or unlawfully harassing; (i) sell or otherwise market fraudulent materials; or (j) include "Sallie Mae" or variations or misspellings thereof in their domain names or in metatags or other tools designed to mislead users or search engines.

     (E) Sallie Mae warrants to VarsityBooks that it will not knowingly allow either the Sallie Mae Web Site (or those pages of the Sallie Mae Web Site(s) which reference VarsityBooks or which display any name or mark of VarsityBooks), nor any Sallie Mae Content or Sallie Mae Marks used by VarsityBooks, nor the operation, display or use of any of the foregoing as contemplated by this Agreement nor the content, goods and services offered through the Sallie Mae Web Site, to: (a) constitute, or contain material that would constitute, libel, defamation or slander; (b) constitute, or contain material that would constitute, an invasion of privacy or a violation of the rights to publicity of any third party; (c) infringe upon the Intellectual Property Rights of any third party; (d) violate any law, statute, ordinance or regulation or promote illegal activities; (e) constitute or contain or promote obscene materials; (f) promote violence; (g) promote discrimination based on race, sex, religion, nationality, disability, sexual orientation, or age; (h) constitute or contain content which is defamatory, trade libelous, unlawfully threatening or unlawfully harassing; (i) sell or otherwise market fraudulent materials; or (j) include "VarsityBooks" or variations or misspellings thereof in their domain names or in metatags or other tools designed to mislead users or search engines

     (F) Notwithstanding the foregoing, neither VarsityBooks nor Sallie Mae shall be liable for the content, goods, and/or services provided by or available through third party Web sites made available by hyperlinks on the Web sites of either VarsityBooks or Sallie Mae.

     (G) EXCEPT FOR THE WARRANTIES IN THIS SECTION 8, NEITHER PARTY MAKES ANY AND EACH PARTY SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, OR REPRESENTATIONS WITH RESPECT TO THE PROGRAM CONTEMPLATED BY THIS AGREEMENT OR ANY PRODUCTS OR SERVICES SOLD HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTIES ARISING FROM STATUTE, COURSE OF DEALING, COURSE OF PERFORMANCE OR USAGE OF TRADE.

     (H) Neither party to this agreement makes any representation that the operation of its Web site will be uninterrupted or error-free, and neither party will be liable for the consequences of any such interruptions or errors.

9.       CUSTOMER POLICIES AND PRODUCT PRICING

         Customers who buy products through this Program will be deemed to be the joint customers of VarsityBooks and Sallie Mae. Notwithstanding the forgoing, Sallie Mae understands and agrees that all VarsityBooks rules, policies, and operating procedures concerning customer orders, customer service, and product sales will apply to those customers. VarsityBooks may change its policies and operating procedures at any time. VarsityBooks will use commercially reasonable efforts to present accurate information, but it cannot guarantee the availability or price of any particular product.

10.      WEB SITE RESPONSIBILITY

     (A) Sallie Mae will be solely responsible for the development, operation, maintenance, and content of the Sallie Mae Web Site and for all materials that appear on the Sallie Mae Web Site including, without limitation, ensuring that the materials posted on the Sallie Mae Web Site are accurate and do not defame or violate or infringe upon the rights of any third party (including, for example, copyrights, trademarks, privacy, or other personal or proprietary rights). Sallie Mae agrees to indemnify and hold VarsityBooks harmless from all claims, damages, and expenses (including, without limitation, attorneys' fees) relating to the development, operation, maintenance, and contents of the Sallie Mae Web Site.

     (B) VarsityBooks will be solely responsible for the development, operation, maintenance, and content of the VarsityBooks Web Site and for all materials that appear on the VarsityBooks Web Site including, without limitation, ensuring that the materials posted on the VarsityBooks Web Site are accurate and do not defame or violate or infringe upon the rights of any third party (including, for example, copyrights, trademarks, privacy, or other personal or proprietary rights). VarsityBooks agrees to indemnify and hold Sallie Mae harmless from all claims, damages, and expenses (including, without limitation, attorneys' fees) relating to the development, operation, maintenance, and contents of the VarsityBooks Web Site.

     11.  EXCLUSIVITY

          Subject to the terms and conditions set forth above and for the term of this Agreement or any renewal thereof, Sallie Mae agrees to make VarsityBooks the exclusive College Targeted Retailer on the Sallie Mae Web Site. In consideration for the exclusivity rights granted by Sallie Mae, VarsityBooks agrees that it will not (i) offer any arrangement on terms substantially similar to those agreed to herein to, or (ii) accept third-party content or functionality for the VarsityBooks Scholarship Vertical from, any Sallie Mae Competitors, as such term is hereafter defined. "Sallie Mae Competitors" means a lending institution or its affiliate which derives substantially all of its revenues from the education loan business, including but not limited to originating, funding, guaranteeing, buying, selling, servicing, or securitizing education loans; and/or outsourcing services to educational institutions which services may include without limitation (1) advising on paying for/saving for primary, secondary, vocational, or post-secondary education; (2) financial aid services; and/or (3) federal and private student loan fulfillment (the "EDUCATION LOAN BUSINESS") and the entities listed on Exhibit I hereto as such exhibit may be amended from time to time with VarsityBooks' consent, which consent shall not be unreasonably withheld, delayed or conditioned.

     12. INDEMNIFICATION

          (A) BY VARSITY BOOKS. VarsityBooks will indemnify, defend and hold harmless Sallie Mae and its affiliates, directors, officers and employees from and against any and all damages, losses, liabilities, expenses, and costs (including, without limitation, reasonable attorneys' fees) resulting or arising from a third party claim alleging facts that would constitute a breach by VarsityBooks of a warranty it is giving under Section 8 hereof or a breach of an obligation of VarsityBooks under Section 25 below. In the event the use or display of any VarsityBooks Marks by Sallie Mae becomes or may be enjoined because it infringes a third party's Intellectual Property Rights, VarsityBooks will, at its sole expense: (1) obtain for Sallie Mae the right to continue using, displaying or operating the infringing materials; or (2) replace or modify the infringing materials while still complying with the requirements of this Agreement. If neither of the foregoing can be reasonably accomplished, Sallie Mae will be entitled to terminate this Agreement immediately without any liability or obligation to VarsityBooks for doing so, if such injunction materially reduces the value of VarsityBooks' performance under this Agreement.

          (B) BY SALLIE MAE. Sallie Mae will indemnify, defend and hold harmless VarsityBooks and its affiliates, directors, officers and employees from and against any and all damages, losses, liabilities, expenses, and costs (including, without limitation, reasonable attorneys' fees) resulting or arising from a third party claim alleging facts that would constitute a breach by Sallie Mae of a warranty it is giving under Section 8 hereof or a breach of an obligation of Sallie Mae in Section 25 below. In the event the use or operation of the Sallie Mae Web Site(s) or the use or display of any Sallie Mae Marks by VarsityBooks becomes or may be enjoined because it infringes a third party's Intellectual Property Rights, Sallie Mae will, at its sole expense: (1) obtain for VarsityBooks the right to continue using, displaying or operating the infringing materials; or (2) replace or modify the infringing materials while still complying with the requirements of this Agreement. If neither of the foregoing can be reasonably accomplished, VarsityBooks will be entitled to terminate this Agreement immediately without any liability or obligation to Sallie Mae for doing so, if such injunction materially reduces the value of Sallie Mae's performance under this Agreement.

          (C) In connection with any claim or action described in this section, the party seeking indemnification (a) will give the indemnifying Party prompt written notice of the indemnifiable claim, including the basis on which indemnification is being asserted and copies of all relevant pleadings, demands and other papers relating to the action and in possession of the Indemnified Party (b) will cooperate with Indemnifying Party (at the Indemnifying Party's expense) in connection with the defense and settlement of the claim and (c) will permit the Indemnifying Party to control the defense and settlement of the claim including the selection of counsel, provided that the Indemnifying Party may not settle the claim without the Indemnified Party's prior written consent (which will not be unreasonably withheld). Further, the Indemnifying Party will apprise the Indemnified Party of its progress in handling the claim and permit Indemnified Party to have its own counsel in attendance at all proceedings and substantive negotiations relating to such claim at Indemnified Party's cost and expense.

13.       LIMITATION OF LIABILITY

          EXCEPT FOR EACH PARTY'S OBLIGATIONS SET FORTH IN SECTION 12, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL, INDIRECT OR INCIDENTAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14.       CONFIDENTIAL INFORMATION

          (A) "CONFIDENTIAL INFORMATION" means all information relating to the Agreement, or received by a party (the "RECEIVING PARTY") from the other party (the "FURNISHING PARTY") in the course of performing under the Agreement, which is or should reasonably be understood to be confidential or proprietary to the Furnishing Party (including confidential information disclosed by the Furnishing Party which relates to or is owned by its licensors, suppliers, partners, contractors and agents), in whatever form (whether tangible, intangible, electronic, oral or otherwise), including without limitation the terms of this Agreement, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, customer information, product and business plans, projections, marketing data, trade secrets; specifications; programs; instructions; object code; Intellectual Property Rights; technical know-how; methods and procedures for operation; benchmark test results; information about employees; marketing strategies; services; customer names; business or technical plans and proposals (in any form). In addition, until such time as Sallie Mae has publicly announced its * , the * shall be included in the definition of Confidential Information. For purposes of this Agreement, "INTELLECTUAL PROPERTY RIGHTS" or "Intellectual Property" means all forms of intellectual property rights and protections, including, without limitation, all right, title and interest in and to all patents (including all filed, pending or potential applications for letters patent), copyrights, trade secrets, trademarks, trade names, service marks, symbols, and any other intellectual property rights under common law, state law or federal law.

          (B) The Receiving Party acknowledges and agrees that any and all Confidential Information received by it under this Agreement hereunder is of a confidential, proprietary and/or trade secret nature to the Furnishing Party (or its licensors, suppliers, partners, contractors and agents) and that the Furnishing Party (or its licensors, suppliers, partners, contractors and agents) owns all Intellectual Property Rights in such Confidential Information.

          (C) The Receiving Party: (1) will protect Confidential Information received hereunder from unauthorized use and disclosure with at least the same degree of care that it utilizes with respect to its own similar proprietary information, but in no event less than a reasonable standard of care and use same solely and exclusively in connection with the implementation or enforcement of this Agreement; (2) except as contemplated by this Agreement, may not directly or indirectly disclose, publish, copy, duplicate onto, convey through, or store on any medium such Confidential Information without the Furnishing Party's prior written consent; and (3) will ensure that all copyright, trademark and other proprietary notices affixed to or displayed on such Confidential Information will not be removed or modified and will be reproduced on any copies thereof. The Receiving Party will promptly inform the Furnishing Party of any actual or suspected breach of this Section 14 by it (including its contractors and agents) upon becoming aware of such actual or suspected breach.

          (D) The confidentiality provisions of this Section 14 will not apply to any information that the Receiving Party can show: (1) is or subsequently becomes publicly available without breach of any obligation owed to the Furnishing Party; (2) was known to the Receiving Party prior to the Furnishing Party's disclosure of such information to the Receiving Party; (3) became known to the Receiving Party from a source other than the Furnishing Party, and without breach of an obligation of confidentiality owed to the Furnishing Party; (4) is independently developed by the Receiving Party without reference to the Furnishing Party's Confidential Information; or (5) is used by the Receiving Party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement.

          (E) Nothing in this Agreement will be deemed to prevent the Receiving Party from disclosing any Confidential Information received hereunder pursuant to any applicable law, regulation or court order, including, without limitation, the Securities Act of 1933 and the Securities Exchange Act of 1934, provided that such disclosure will be limited to the minimum acceptable level of disclosure and that such Receiving Party will immediately notify the Furnishing Party of the imminent disclosure and minimize or prevent such disclosure to the maximum extent allowed under applicable law, regulation or court order.

          (F) Each party receiving confidential information under this Agreement shall maintain the information in confidence in accordance with the terms of the Agreement for a period of five
               (5) years from the date of receipt of the information. Immediately upon the earlier of the Furnishing Party's request or the termination or expiration of this Agreement for any reason, the Receiving Party will: (1) stop using all Confidential Information of the other party then in its possession not under a valid license; (2) erase or destroy all such Confidential Information residing in any computer memory or data storage apparatus; and (3) destroy or return to the Furnishing Party (in the Furnishing Party's discretion) all such Confidential Information in tangible form.

          (G) The Receiving Party acknowledges that its breach of this Section 14 will cause the Furnishing Party (or its licensors) irreparable injury for which monetary damages will not make the other party whole. Accordingly, in addition to all other available remedies and notwithstanding Section 13 ,the Furnishing Party (or its licensors) will be entitled to equitable or injunctive relief as and where it deems fit in the event of an actual, attempted or threatened breach of any obligation of the Receiving Party (including its contractors and agents) under this Section 14.

          (H) The obligations of confidentiality and limitation of use, disclosure, and access set forth herein shall survive the termination or expiration of this Agreement for a period of five years from the date of such termination or expiration.

15.       PUBLICITY

          (A) The parties will issue mutually agreeable joint news releases from time to time as the parties deem appropriate, including, at a minimum, upon the execution of this Agreement.

16.      NOTICE

          (A) Any notice or other communication required or permitted to be made or given by either party pursuant to this Agreement will be in writing, and will be deemed to have been duly given: (i) three
               (3) business days after the date of mailing if sent by certified U.S. mail, postage prepaid, with return receipt requested; (ii) when transmitted if sent by facsimile, provided a confirmation of transmission is produced by the sending machine and a copy of such facsimile is promptly sent by another means specified in this section; or (iii) when delivered if delivered personally or sent by express courier service. All notices will be sent to the other party at its address as set forth below or at such other address as such party will have specified in writing:

               In the case of VarsityBooks:         In the case of Sallie Mae:

                  VARSITYBOOKS                      SALLIE MAE, INC.
                  2020 K Street, N.W.               11600 Sallie Mae Drive
                  6th Floor                         Reston, VA  20193

                  Washington, D.C. 20006           Attn:  Robert W. Jackson, VP
                  Attn:  Rich Hozik, SVP/CFO       Phone:  703-810-6018
                  Phone:  202-667-3400             Fax:  703-810-6128
                  Fax:  202.332.5498

                  With a copy to:                  With a copy to:

                  Shaw Pittman                     Sallie Mae, Inc.
                  1676 International Drive         11600 Sallie Mae Drive
                  McLean, VA  22102                Reston, VA  20193
                  Attn:  Andrew M. Tucker, Esq.    Attn:  Robert S. Lavet,
                  Phone:  703-790-7900             VP and Deputy General Counsel
                  Fax:  703-790-7901               Phone:  703-810-5016
                                                   Fax:  703-810-3023


17.       INDEPENDENT CONTRACTOR

          This Agreement will not create an agency, joint venture, partnership, franchise, sales representative, employment, or other similar relationship between the parties, it being understood that the parties' relationship will only be that of independent contractors and that each party will be solely responsible and liable for its own actions or omissions. Neither party to this Agreement will have the authority to make or accept any offers or representations on behalf of the other. Neither party will make any statement, on its Web site or otherwise, which could reasonably be understood to contradict this
          Section 17.

18.       WAIVER

          No failure or delay by either party in exercising any right, power or remedy will operate as a waiver of such right, power or remedy, and no waiver will be effective unless it is in writing and signed by the waiving party. If either party waives any right, power or remedy, such waiver will not waive any successive or other right, power or remedy the party may have under this Agreement.

19.       SEVERABILITY

          If any part of this Agreement is determined to be illegal, invalid, unenforceable, or otherwise contrary to law by an arbitrator under
          Section 20 or a court of competent jurisdiction, the remainder of the Agreement will remain in full force and effect, and the parties will substitute an enforceable provision that, to the maximum extent possible in accordance with applicable law, preserves the original intentions and economic positions of the parties.

20.       GOVERNING LAW; DISPUTE RESOLUTION

          This Agreement will for all purposes be governed, interpreted, construed, and enforced solely and exclusively in accordance with the laws of the State of Delaware except for any provisions of Delaware law which would require or permit the application of the substantive law of another jurisdiction.

          In discussions and activities relating to this Agreement, VarsityBooks and Sallie Mae will cooperate in good faith to accomplish the objectives specified in this Agreement. If any dispute arises relating to either Party's rights or obligations under this Agreement, VarsityBooks and Sallie Mae will use good faith efforts to resolve the matter in accordance with this Section 20

          Within ten (10) business days following the written request of either Party (which will describe the nature of the dispute and other relevant information), the Parties' managers who are responsible for the VarsityBooks/Sallie Mae relationship will meet to resolve the dispute at a mutually convenient time and place. If the relationship managers are unable to resolve the dispute within two (2) business days following their initial meeting, they will refer the matter to the Parties' divisional executives who are responsible for the administration of this Agreement; along with a written statement (or statements) describing the nature of the dispute and other relevant information.

          Within five (5) business days following the referral of the matter to the Parties' divisional executives, the divisional executives will meet to resolve the dispute at a mutually convenient time and place. Additional representatives of the parties may be present at the meeting. All negotiations pursuant to this Section will be confidential and treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and State Rules of Evidence. Any resolution reached under this Section will be reduced to writing and signed by the Parties. During a dispute resolution conducted under this Section, the Parties will diligently perform all obligations hereunder that are not directly related to the dispute. If the divisional executives are unable to resolve the dispute within ten
          (10) business days following their initial meeting, the controversy or claim will be resolved through binding arbitration (excepting disputes relating to issues of proprietary rights, including, but not limited to intellectual property and confidentiality) conducted in accordance with the commercial arbitration rules of the American Arbitration Association then in effect, except to the extent that such rules are inconsistent with the provisions set forth herein. If VarsityBooks initiates arbitration, the arbitration proceedings will be held in Fairfax County, Virginia and if Sallie Mae initiates arbitration, the arbitration proceedings will be held in the District of Columbia. The arbitration will be held before a single arbitrator. The Federal Rules of Evidence will apply in toto. In no event will the arbitrator have the authority to make any award that provides for punitive or exemplary damages. Any decision rendered by the arbitrator will be binding, final and conclusive upon both parties, and a judgment thereon may be entered in, and enforced by, any court having jurisdiction over the party against which an award is entered or the location of such party's assets and the parties hereby irrevocably waive any objections to the jurisdiction of such court based on any ground, including without limitation, improper venue or forum nor conveniens. The prevailing party in any claim action, arbitration or other proceeding arising under or in connection with the implementation of enforcement of this Agreement will be entitled to recover from the other party all attorneys' fees incurred in connection therewith.

          Nothing in this section shall be deemed to prohibit or restrict either party from seeking injunctive relief or other interim or provisional relief pending resolution of the dispute through such voluntary dispute resolution procedures set forth herein.

21.       ENTIRE AGREEMENT; MODIFICATION

          This Agreement (including any and all exhibits attached hereto) constitutes the sole, final and entire agreement of the parties and supersedes and terminates all previous agreements, oral or written, between the parties with respect to the subject matter hereof. All amendments or modifications to this Agreement must be in writing and signed by an officer of each party.

22.       ASSIGNMENT

          Neither party may assign, delegate or otherwise transfer this Agreement or any rights or obligations arising under or in connection with this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed; provided, however, that consent shall not be required (i) in connection with any assignment by Sallie Mae to an Affiliate, or (ii) in connection with any assignment by VarsityBooks to either CollegeOps LLC, a Delaware limited liability company or to CollegeImpact Inc., a Delaware corporation, both wholly-owned subsidiaries of VarsityBooks. Unless otherwise provided in a writing signed by VarsityBooks and Sallie Mae, any such assignment to CollegeOps LLC or CollegeImpact Inc. shall not relieve VarsityBooks of any of its obligations hereunder. This Agreement will be binding upon the parties' respective successors and permitted assigns.

23.       CUMULATIVE REMEDIES

          Each party's remedies set forth in this Agreement will be cumulative and not exclusive and will be available in addition to all other remedies available by law or equity, except as otherwise expressly provided in this Agreement.

24.       FORCE MAJEURE

          Neither party will be deemed in default of this Agreement to the extent that performance of its obligations, or attempts to cure any breach, are delayed or prevented by reason of any act of God or other force majeure; provided that, such party immediately gives the other party written notice thereof and undertakes commercially reasonable efforts to circumvent the cause of the delay or minimize the extent of the delay. In any such event, the time for performance or cure will be extended for a period equal to the duration of the delay, not to exceed four (4) weeks. If the notifying party does not resume performance of such obligations or cure such breach before the end of such four (4) week period, the other party will be entitled to terminate this Agreement immediately without any obligation or liability to the delayed party for doing so.

25.       COMPLIANCE WITH LAWS.

          (a) In implementing this Agreement, each party will comply with all applicable laws and regulations and maintain in good standing all required registrations, licenses and other authorizations.
          (b) SEC Filings. In connection with any registration of its securities under the Securities Act of 1933, as amended, or any public disclosure under the Securities Exchange Act of 1934, as amended, VarsityBooks shall (i) make timely written objection to the public disclosure of information contained in the Agreement that references Sallie Mae's * (the "Sallie Mae Confidential Information") by following applicable procedures, (ii) follow the procedures contained in 17 C.F.R. Sec. 230.406, with respect to the Sallie Mae Confidential Information, (iii) provide Sallie Mae with an advance copy of and reasonable opportunity, which at a minimum shall be one day, to review and comment on VarsityBooks' confidential treatment request and provide a copy of the relevant portion of any response received from the SEC regarding such request.

26.       HEADINGS.

          The captions and headings used in this Agreement are inserted for convenience only and will not affect the meaning or interpretation of this Agreement.


27.       COUNTERPARTS.

          This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.


SALLIE MAE, INC.                            VARSITYBOOKS.COM INC.

/s/ SALLIE MAE, INC.                        /s/ VARSITYBOOKS.COM INC.
---------------------------                 -----------------------------------
Signature                                   Signature

---------------------------                 -----------------------------------
Name                                        Name

---------------------------                 -----------------------------------
Title                                       Title

---------------------------                 -----------------------------------
Date                                        Date

                                    EXHIBIT A


          REFERRAL FEES, PAYMENT SCHEDULE AND PERFORMANCE OBLIGATIONS
          -----------------------------------------------------------

1.        Referral Fees

               (a) Calculation of Fee

               Sallie Mae will earn Referral Fees based on Net Revenues according to the Referral Fee schedule below. "NET REVENUES" are revenues derived by VarsityBooks from the sale of Qualifying Products, excluding costs for shipping, handling, special promotions, gift-wrapping, service charges, credit card processing fees, returned goods, sales taxes and bad debt.

               i. Sallie Mae will receive a Referral fee of * of Net Revenues from the sale of Qualifying Products in any term year in which Net Revenues are less than or equal to*

               ii. In the event that during any term year Net Revenues from the sale of Qualifying Products exceeds * the fee will be increased to * of Net Revenues from the sale of Qualifying Products.

               iii. In the event that during any term year Net Revenues from the sale of Qualifying Products exceeds * the fee will be increased to * of Net Revenues from the sale of Qualifying Products.

               iv. Referral Fees shall be based on a percentage of annual Net Revenues but will be paid on a quarterly basis. At each scheduled payment date (listed in 1(b) below), the percentage of Referral Fees paid will be based on the amount of Net Revenues generated as of that date. To the extent that any amounts paid to Sallie Mae by VarsityBooks during such term year were calculated and paid based on a lower fee than Sallie Mae is ultimately entitled to receive based on its Net Revenues at term year end, VarsityBooks will pay Sallie Mae any excess over the previously paid amounts due as a result of the above-described increases. Such excess amount shall be paid within thirty (30) days following the end of such term year.

                                  Exhibit A-1

               (b)  Schedule of Payment

                    Based on the schedule below, VarsityBooks will send to
               Sallie Mae the total Referral Fees due to Sallie Mae (based upon sales of Qualifying Products according to the formula set forth in paragraph 1(a) above) in the form of a commission check for the applicable Referral Fees (less any taxes required to be withheld under applicable law) as well as a statement of relevant activity on the VarsityBooks Web Site. Such commission checks will be sent quarterly within thirty days after each of the following dates:

                  March 31

                  June 30

                  September 30

                  December 31

2.        PERFORMANCE OBLIGATIONS AND APPLICABLE PAYMENTS

          In addition to Referral Fees, VarsityBooks may compensate Sallie Mae with Warrants to purchase up to an aggregate of 616,863 shares of common stock of VarsityBooks, par value $0.0001 (the "WARRANT SHARES"). The Warrant Shares will be earned by Sallie Mae in accordance with the terms of the Warrants attached hereto as Exhibit B.

                                  Exhibit A-2

                                    EXHIBIT B


                                FORM OF WARRANTS
                               ------------------



                                  Exhibit B-1

                                                                    CONFIDENTIAL


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                              VARSITYBOOKS.COM INC.

                           STOCK SUBSCRIPTION WARRANT


                                                                February 3, 2000


         1.       GENERAL.

                  (a) THIS CERTIFIES that, for value received, SALLIE MAE, INC. ("Sallie Mae"), or assigns, is entitled to subscribe for and purchase from VARSITYBOOKS.COM INC., a Delaware corporation (the "Corporation"), at any time or from time to time commencing as set forth in Section 1(b) and ending on the seventh (7th) anniversary of the date hereof (the "Exercise Period"), on the terms and subject to the provisions hereinafter set forth, up to 352,493 shares (subject to adjustment as provided herein) (the "Warrant Shares") of fully paid and non-assessable shares of Common Stock, $0.0001 par value, of the Corporation (the "Common Stock") as shall be determined in accordance with the provisions of
Section 1(b) hereof, at a price per share (the "Warrant Price") equal to the per share initial public offering price of the IPO (as hereinafter defined); provided that if a Corporate Transaction (as defined below) occurs prior to the IPO Date and prior to any Equity Offering (as defined below), the Warrant Price shall be equal to the Fully-Diluted Per Share Valuation established in the Corporate Transaction (as defined below). The Corporation represents, warrants and covenants that, as of the date hereof, the maximum Warrant Shares issuable hereunder shall constitute two percent (2%) of the number of shares of voting capital stock of the Corporation that will be outstanding immediately prior to the closing of the IPO (as hereinafter defined) after giving effect to the exercise, exchange or conversion of all outstanding securities, rights, options, warrants (including this Warrant), calls, commitments or agreements of any nature or character (whether debt or equity) that are, directly or indirectly, exercisable or exchangeable for, or convertible into or otherwise represent the right to purchase or otherwise receive, directly or indirectly, any such capital stock or other arrangement to acquire at any time or under any circumstance, voting capital stock of the Corporation or any such other securities and assuming that all stock options and/or shares




                                  Exhibit B-2

                                                                    CONFIDENTIAL

of capital stock reserved for grant or issuance to officers, directors, employees and consultants under all agreements, plans or arrangements theretofore approved by the Board of Directors of the Corporation have been so granted or issued (as the case may be) (collectively, the "Fully-Diluted Shares"). In the event that the number of Warrant Shares listed above does not constitute two percent (2%) of the Fully-Diluted Shares existing immediately prior to the closing of the IPO, the number of Warrant Shares initially issuable hereunder (the "Initial Number") shall be adjusted accordingly to cause the Initial Number to constitute two percent (2%) of the Fully-Diluted Shares existing immediately prior to the closing of the IPO. As used in this Agreement, the term "IPO Date" shall mean the date on which the Corporation closes the initial public offering of its Common Stock (the "IPO"). In the event the Corporation consummates an equity offering resulting in net proceeds to the Corporation in excess of ten million dollars ($10,000,000) prior to the IPO Date (the "EQUITY OFFERING"), the exercise price shall be equal to the lesser of $10.00 per share or the per share value of the Common Stock in the Equity Offering. In the event of a Corporate Transaction prior to the earlier of (a) the IPO Date or (b) the closing of an Equity Offering, in lieu of exercising this Warrant, Sallie Mae may cancel this Warrant by providing written notice of its intent to do so to the Corporation (the "RIGHT TO CANCEL").

This Warrant is being issued pursuant to a Product Promotion Agreement dated as of the date hereof (the "Agreement"), between the Corporation and Sallie Mae, Inc. All terms used but not defined herein shall have the meanings set forth in the Agreement.

                  (b) This Warrant shall become exercisable as to that number of Warrant Shares, and at such times, as are determined in accordance with Exhibit A attached hereto; provided, however, that this Warrant shall become exercisable as to all unvested Warrant Shares immediately upon the occurrence of a Stipulated Event, unless Sallie Mae elects to exercise its Right to Cancel this Warrant in accordance with Section 1(a) above. As used herein, the term "Stipulated Event" shall mean (a) a Corporate Transaction (as hereinafter defined) or (b) a termination of the Agreement that results from a material breach by the Corporation of the Agreement. "Corporate Transaction" means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity, other than any merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting corporation or other entity entitled to vote for the election of directors, (B) any person or entity (including any affiliates thereof) becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, or (C) any sale or other disposition by the Corporation of all or substantially all of its assets or capital stock. "FULLY-DILUTED PER SHARE VALUATION ESTABLISHED IN A CORPORATE TRANSACTION" means the value ascribed to the Corporation in the Corporate Transaction divided by the number of Fully-Diluted shares.

         2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time or from time to time during the Exercise Period, by the surrender of this Warrant (properly endorsed) at the office of the Corporation at 2020 K St., NW, 6th Floor, Washington, DC 20006, or at







                                  Exhibit B-3

                                                                    CONFIDENTIAL

such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation, and by payment (either in cash, by check or wire transfer, by cancellation of indebtedness and/or in shares of capital stock of the Corporation valued at Fair Market Value (as hereinafter defined) on the date of such exercise) to the Corporation of the Warrant Price for each Warrant Share being purchased. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, and if this Warrant shall not have been exercised for all of the Warrant Shares, a new Warrant, registered in the name of the holder hereof, of like tenor to this Warrant, shall be delivered to the holder hereof within a reasonable time, not exceeding six business days, after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         3.       EXCHANGE OF WARRANT.

                  (a) In addition to, and independent of, the rights of the holder of this Warrant set forth in Section 2 hereof, the holder hereof may at any time or from time to time elect to receive, without the payment by the holder of any additional consideration, that number of Warrant Shares determined as hereinafter provided in this Section 3 by the surrender of this Warrant or any portion hereof to the Corporation, accompanied by an executed Notice of Exchange in substantially the form thereof attached hereto (the "Net Issue Election"). Thereupon, the Corporation shall issue to the holder hereof such number of fully paid and nonassessable Warrant Shares as is computed using the following formula:

                                   X = Y (A-B)
                                   -----------
                                       A

where X =         the number of Warrant Shares to be issued to the holder
                  pursuant to this Section 3.

        Y = the number of Warrant Shares covered by this Warrant in repect of which the Net Issue Election is made pursuant to this
                  Section 3.

        A = the Fair Market Value (as hereinafter defined) of one Warrant Share determined at the time the Net Issue Election is made pursuant to this Section 3 (the "Determination Date").

        B = the Warrant Price in effect under this Warrant at the Determination Date.




                                  Exhibit B-4

                                                                    CONFIDENTIAL

        All references in this Warrant to an "exercise" of the Warrant shall include an exchange pursuant to this Section 3.

                  (b) For purposes of the above calculation, "Fair Market Value" of one Warrant Share as of the Determination Date shall mean:

                           (i) if the Common Stock of the Corporation is not then traded on a national securities exchange, the average of the closing prices quoted on the National Association of Securities Dealers, Inc. Automated Quotation National Market System, if applicable, or the average of the last bid and asked prices of the Common Stock quoted in the over-the-counter-market or (B) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices of the Common Stock listed on the principal national securities exchange on which the Common Stock is so traded, in each case for the twenty (20) trading days immediately preceding the Determination Date or, if such date is not a business day on which shares are traded, the next immediately preceding trading day;

                           (ii) in the event of a Warrant Exchange in connection with a Corporate Transaction, the value per share of Common Stock received or receivable by each holder thereof (assuming for purposes of this determination, in the case of a sale of assets, the Corporation is liquidated immediately following such sale and the consideration paid to the Corporation is immediately distributed to its stockholders); and

                           (iii) in all other circumstances, the fair market value per share of Common Stock shall be the value thereof, as agreed upon by the Corporation and the holder of this Warrant, provided, however, that if the Corporation and the holder cannot agree on such value, such value shall be determined by an independent investment banking or valuation firm experienced in valuing businesses such as the Corporation and jointly selected in good faith by the Corporation and the holder. Fees and expenses of the valuation firm shall be paid for by the Corporation.

The closing of any Warrant Exchange shall take place at the offices of the Corporation on the date specified in the Notice of Exchange (the "Exchange Date"), which shall be not less than three and not more than 30 days after the delivery of such Notice. At such closing, the Corporation shall issue and deliver to the holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exchange, registered in the name of the holder or such designee, and if such Warrant Exchange shall not have been for all Warrant Shares, a new Warrant, registered in the name of the holder, of like tenor to this Warrant for the number of shares still subject to this Warrant following such Warrant Exchange.





                                  Exhibit B-5

                                                                    CONFIDENTIAL

         4.       ADJUSTMENT OF WARRANT PRICE.

                  (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                           (i) If the Corporation shall at any time or from time to time during the Exercise Period, issue any shares of Common Stock (or be deemed to have issued any shares of Common Stock as provided herein), other than Excluded Securities (as defined in Section 4(a)( v)) without consideration or for a consideration per share less than the Fair Market Value (determined in accordance with the formula set forth in Section 3) of a share of Common Stock in effect immediately prior to the issuance of Common Stock, the Warrant Price in effect immediately prior to such issuance shall forthwith be lowered to a price equal to the quotient obtained by dividing: (x) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to Section 4(a)(ii)(D)) immediately prior to such issuance multiplied by the Warrant Price in effect immediately prior to such issuance, plus (2) the consideration received by the Corporation upon such issuance, by (y) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to Section 4(a)(ii)(D)) immediately after the issuance or deemed issuance of such Common Stock.

                           (ii) For the purposes of any adjustment of the Warrant Price pursuant to Section 4(a)(i), the following provisions shall be applicable:

                                    (A)     In the case of the issuance of
         Common Stock for cash, the consideration received by the Corporation from such issuance shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                                    (B) In the case of the issuance of Common
         Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation, irrespective of any accounting treatment.

                                    (C) In the case of the issuance of Common
         Stock without consideration, the consideration shall be deemed to be $0.01 per share.

                                    (D) In the case of the issuance of (x)
         options to purchase or rights to subscribe for Common Stock, (y) securities by their terms convertible into or exchangeable for Common Stock or (z) options to purchase rights to subscribe for such convertible or exchangeable securities:




                                  Exhibit B-6

                                                                    CONFIDENTIAL


                                            (1)      the aggregate maximum
                  number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A), (B) and (C) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                                            (2)      the aggregate maximum
                  number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions
                  (A), (B) and (C) above);

                                            (3)      on any change in the
                  number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Warrant Price shall forthwith be readjusted to such Warrant Price as would have resulted had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change (or options or rights related to such securities not converted prior to such change) been made upon the basis of such change; provided, however, that such readjustment shall not result in a Warrant Price that is greater than the original Warrant Price; and

                                            (4)      on the expiration of all
                  such options or rights, the termination of all such rights to convert or exchange or the expiration of all options or rights related to such convertible or exchangeable securities in each case having been issued by the Corporation for the same consideration (as determined pursuant to subdivision (A), (B) and (C) above), the applicable Warrant Price shall forthwith be readjusted to such Warrant Price as would have resulted had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities not been made; provided, however, that such readjustment shall not result in a Warrant Price that is greater that the original Warrant Price.









                                  Exhibit B-7

                                                                    CONFIDENTIAL

                           (iii) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately increased, in each case in proportion to such increase in outstanding shares.

                           (iv) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately decreased, in each case, in proportion to such decrease in outstanding shares.

                           (v) For purposes of Section 4(a), the term "Excluded Securities" shall mean (A) shares of Common Stock (subject to equitable adjustment for stock splits, dividends, combinations and like occurrences) issued to officers, employees or directors of Corporation, pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Corporation, or options to purchase or rights to subscribe for such Common Stock, or securities by their terms convertible into or exchangeable for such Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities pursuant to such agreement, plan or arrangement; (B) shares of Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock; (C) securities issued pursuant to the acquisition of another corporation or other entity by the Corporation by merger or purchase of stock or purchase of all or substantially all of such other corporation's or other entity's assets whereby the Corporation owns not less than a majority of the voting power of such other corporation or other entity following such acquisition or purchase; or (D) securities issued in an underwritten public offering approved by the Board of Directors.

                           (vi) All calculations under this Section 4 shall be made to the nearest one tenth (1/10) of a cent or to the nearest one tenth (1/10) of a share, as the case may be.

     (b) Whenever the Warrant Price shall be adjusted as provided in this
         Section 4 the Corporation shall forthwith file, at the office of the Corporation or any transfer agent designated by the Corporation for the Common Stock, a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the adjusted Warrant Price. The Corporation shall also cause a copy of such statement to be sent by first-class certified mail, return receipt requested, postage prepaid, to each holder of a Warrant at his or its address appearing on the Corporation's records. Where appropriate, such copy may be



                                  Exhibit B-8

                                                                    CONFIDENTIAL

         given in advance and may be included as part of a notice required to be mailed under the provisions set forth immediately below.

     (c) In case the Corporation shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in assets (excluding cash dividends paid or payable solely out of retained earnings but including shares of any subsidiary), then, in each such case, the holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Warrant Shares (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Corporation to which such holder would have been entitled upon such date if such holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

     (d) In the event the Corporation shall propose to take any action of the types described in Section 4(a)(iii) or (iv) or Section 11, the Corporation shall give notice to each holder of a Warrant in the manner set forth herein, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrant Price then in effect and the number, kind or class of shares or other securities or property which shall be delivered or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 20 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         5. ADJUSTMENT OF WARRANT SHARES. Upon each adjustment of the Warrant Price as provided in Section 4, the holder hereof shall thereafter be entitled to subscribe for and purchase, at the Warrant Price resulting from such adjustment, the number of Warrant Shares equal to the product of (i) the number of Warrant Shares existing prior to such adjustment and (ii) the quotient obtained by dividing (A) the Warrant Price existing prior to such adjustment by
(B) the new Warrant Price resulting from such adjustment. No fractional shares of Common Stock shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to this paragraph shall be eliminated without consideration.






                                  Exhibit B-9

                                                                    CONFIDENTIAL


         6. COVENANTS AS TO COMMON STOCK. The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will from time to time take all such action as may be requisite to assure that the stated or par value per share of Common Stock is at all times equal to or less than the then effective Warrant Price per share of Common Stock issuable upon exercise of this Warrant. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Corporation further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares of Common Stock upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Corporation will in good faith and expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of the rights represented by this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.

         7. NO SHAREHOLDER RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation.

         8. RESTRICTIONS ON TRANSFER. The holder of this Warrant acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") and the holder of this Warrant agrees that no sale, transfer, assignment, hypothecation or other disposition of this Warrant or the Warrant Shares shall be made in the absence of (a) current registration statement under the Securities Act as to this Warrant or the Warrant Shares and the registration or qualification of this Warrant or the Warrant Shares under any applicable state securities laws then in effect or (ii) an opinion of counsel reasonably satisfactory to the Corporation to the effect that such registration or qualification is not required. Each certificate or other instrument for Warrant Shares issued upon exercise of this Warrant shall, if required under the Securities Act or the rules promulgated thereunder, be imprinted with a legend substantially to the foregoing effect.

         9. INVESTOR RIGHTS AGREEMENT. Anything contained herein to the contrary notwithstanding, the Warrant Shares shall be entitled to all rights and benefits accorded thereto in that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of February 3, 2000, by and among the Corporation and the Investors (as defined therein) .

         10. TRANSFER OF WARRANT; AMENDMENT. Subject to the restriction set forth in Section 8, this Warrant and all rights hereunder are transferable, in whole, or in part, at the agency or office of the Corporation referred to in
Section 2, by the holder hereof in





                                  Exhibit B-10

                                                                    CONFIDENTIAL


person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

         11. REORGANIZATIONS, ETC. In case, at any time during the Exercise Period, of any capital reorganization, of any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing operation and which does not result in any change in the Common Stock) or of the sale of all or substantially all the properties and assets of the Corporation as an entirety to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such reorganization or other action or transaction described above, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation or entity (if other than the Corporation) resulting from such transaction or the corporation or entity purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

         12. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.




                                  Exhibit B-11

                                                                    CONFIDENTIAL



         13. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         14. NOTICES. All notices, advises and communications to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, or by electronic mail, with a copy thereof to be sent by mail (as aforesaid) within 24 hours of such electronic mail, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:


                  If to the Corporation, to:

                      VarsityBooks.com Inc.
                      2020 K St., NW
                      6th Floor
                      Washington, DC 20006
                      Attention:  Richard Hozik
                      Telecopier:  202-332-5498
                      Electronic mail:  rich@varsitybooks.com

                      With a copy to:

                      Shaw Pittman
                      1676 International Drive
                      McLean, Virginia 22102-4835
                      Attention: Andrew M. Tucker
                      Telecopier:  703-790-7901
                      Electronic mail: andy.tucker@shawpittman.com


              and

                  If to Sallie Mae as follows:

                      Sallie Mae, Inc.
                      11600 Sallie Mae Drive
                      Reston, V.A. 20193
                      Attention:  General Counsel
                      Telecopier:
                      Electronic mail:


Or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or






                                  Exhibit B-12

                                                                    CONFIDENTIAL


communication shall be deemed to have been delivered and received (i) in the case of personal delivery or delivery by telecopier, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (ii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this Section 14, "business day" shall mean any day other than a day on which banking institutions in the District of Columbia are legally closed for business.

         15. BINDING EFFECT ON SUCCESSORS; SURVIVAL. This Warrant shall be binding upon any corporation succeeding the Corporation by merger, consolidation or acquisition of all or substantially all of the Corporation's assets. All of the obligations of the Corporation relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of Sallie Mae.

         16. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

         17. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Corporation shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then Fair Market Value of one Warrant Share.

                                      * * *






                                  Exhibit B-13

                                                                    CONFIDENTIAL


         IN WITNESS WHEREOF, the undersigned have caused this Warrant and Warrant Agreement to be executed by their duly authorized officers on the date first above written.

                                           VARSITYBOOKS.COM INC.



                                           By: /s/ Eric J. Kuhn
                                               --------------------------------
                                               Name:  Eric J. Kuhn
                                               Title:    Chief Executive Officer





ATTEST: ___________________________
             SECRETARY

                                           SALLIE MAE, INC.



                                           By: /s/ SALLIE MAE, INC.
                                               --------------------------------
                                               Name:
                                               Title:









                                  Exhibit B-14

                                                                    CONFIDENTIAL


                              FORM OF SUBSCRIPTION

                     [To be signed upon exercise of Warrant]

                  The undersigned, the holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _________ shares of Common Stock, par value $0.0001, of Varsitybooks.com Inc., and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued on _____________ in the name of and delivered to, ____________, whose address is
_________________________________________________.


Dated:_____________
                                   ---------------------------------
                                   (Signature)



                                   ---------------------------------
                                    (Address)







                                  Exhibit B-15

                                                                    CONFIDENTIAL


                               NOTICE OF EXCHANGE


                        (To be executed by the holder in
                         order to exchange the Warrant.)

                  The undersigned hereby irrevocably elects to exchange this Warrant into __________ shares (the foregoing number constituting the number of Warrant Shares to be issued pursuant to Section 3 of this Warrant) of Common Stock, par value $0.0001, of Varsitybooks.com Inc., minus any shares to be deducted from the foregoing number in accordance with the terms of this Warrant, according to the conditions thereof. The undersigned desires to consummate such exchange on ________________ and requests that the certificates be issued in the name of delivered to _____________ whose address is __________________.

Dated:

                                 _____________________________
                                 Name of Holder:

                                 By:__________________________




                                  Exhibit B-16

                               FORM OF ASSIGNMENT

                  [To be signed only upon transfer of Warrant]

                  For value received, the undersigned hereby sells, assigns and transfers unto ______________ the right represented by the Warrant to purchase _______ shares of Common Stock, par value $0.0001, of Varsitybooks.com Inc., to which the Warrant relates, and appoints [Name of Attorney] to transfer such right on the books of [ISSUER], with full power of substitution in the premises.


Dated:_____________


                                    ----------------------------
                                   (Signature)

Signed in the presence of:

------------------------------




                                  Exhibit B-17

                                                                    CONFIDENTIAL


                                    EXHIBIT A

                         NUMBER OF SHARES FOR WHICH THE
                          WARRANT SHALL BE EXERCISABLE:


All of the Warrant Shares shall be fully vested as of the date of execution of the Product Promotion Agreement between the Corporation and Sallie Mae. Notwithstanding the foregoing, should Sallie Mae elect to exercise its Right to Cancel in accordance with Section 1(a) hereof, all of the Warrant Shares shall immediately divest and be cancelled.




                                  Exhibit B-18

                                                                    CONFIDENTIAL



THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                              VARSITYBOOKS.COM INC.

                           STOCK SUBSCRIPTION WARRANT


                                                                February 3, 2000


         1.       GENERAL.

                  (a) THIS CERTIFIES that, for value received, SALLIE MAE, INC. ("Sallie Mae"), or assigns, is entitled to subscribe for and purchase from VARSITYBOOKS.COM INC., a Delaware corporation (the "Corporation"), at any time or from time to time commencing as set forth in Section 1(b) and ending on the seventh (7th) anniversary of the date hereof (the "Exercise Period"), on the terms and subject to the provisions hereinafter set forth, up to 132,185 shares (subject to adjustment as provided herein) (the "Warrant Shares") of fully paid and non-assessable shares of Common Stock, $0.0001 par value, of the Corporation (the "Common Stock") as shall be determined in accordance with the provisions of
Section 1(b) hereof, at a price per share (the "Warrant Price") equal to the per share initial public offering price of the IPO (as hereinafter defined); provided that if a Corporate Transaction (as defined below) occurs prior to the IPO Date and prior to an Equity Offering (as defined below), the Warrant Price shall be equal to the Fully-Diluted Per Share Valuation established in the Corporate Transaction (as defined below). The Corporation represents, warrants and covenants that, as of the date hereof, the maximum Warrant Shares issuable hereunder shall constitute three quarters of one percent (.75%) of the number of shares of voting capital stock of the Corporation that will be outstanding immediately prior to the closing of the IPO (as hereinafter defined) after giving effect to the exercise, exchange or conversion of all outstanding securities, rights, options, warrants (including this Warrant), calls, commitments or agreements of any nature or character (whether debt or equity) that are, directly or indirectly, exercisable or exchangeable for, or convertible into or otherwise represent the right to purchase or otherwise receive, directly or indirectly, any such capital stock or other arrangement to acquire at any time or under any circumstance, voting capital stock of the Corporation or any such other securities and assuming that all





                                  Exhibit B-19

                                                                    CONFIDENTIAL


stock options and/or shares of capital stock reserved for grant or issuance to officers, directors, employees and consultants under all agreements, plans or arrangements theretofore approved by the Board of Directors of the Corporation have been so granted or issued (as the case may be) (collectively, the "Fully-Diluted Shares"). In the event that the number of Warrant Shares listed above does not constitute three quarters of one percent (.75%) of the Fully-Diluted Shares existing immediately prior to the closing of the IPO, the number of Warrant Shares initially issuable hereunder (the "Initial Number") shall be adjusted accordingly to cause the Initial Number to constitute three quarters of one percent (.75%) of the Fully-Diluted Shares existing immediately prior to the closing of the IPO. As used in this Agreement, the term "IPO Date" shall mean the date on which the Corporation closes the initial public offering of its Common Stock (the "IPO"). In the event the Corporation consummates an equity offering resulting in net proceeds to the Corporation in excess of ten million dollars ($10,000,000) prior to the IPO Date (the "EQUITY OFFERING"), the exercise price shall be equal to the lesser of $10.00 per share or the per share value of the Common Stock in the Equity Offering. In the event of a Corporate Transaction prior to the earlier of (a) the IPO Date or (b) the closing of an Equity Offering, in lieu of exercising this Warrant, Sallie Mae may cancel this Warrant by providing written notice of its intent to do so to the Corporation (the "RIGHT TO CANCEL").

         This Warrant is being issued pursuant to a Product Promotion Agreement dated as of the date hereof (the "Agreement"), between the Corporation and Sallie Mae, Inc. All terms used but not defined herein shall have the meanings set forth in the Agreement.

                  (b) This Warrant shall become exercisable as to that number of Warrant Shares, and at such times, as are determined in accordance with Exhibit A attached hereto; provided, however, that this Warrant shall become exercisable as to all unvested Warrant Shares immediately upon the occurrence of a Stipulated Event, unless Sallie Mae elects to exercise its Right to Cancel this Warrant in accordance with Section 1(a) above. As used herein, the term "Stipulated Event" shall mean (a) a Corporate Transaction (as hereinafter defined) or (b) a termination of the Agreement that results from a material breach by the Corporation of the Agreement. "Corporate Transaction" means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity, other than any merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting corporation or other entity entitled to vote for the election of directors, (B) any person or entity (including any affiliates thereof) becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, or (C) any sale or other disposition by the Corporation of all or substantially all of its assets or capital stock. "FULLY-DILUTED PER SHARE VALUATION ESTABLISHED IN A CORPORATE TRANSACTION" means the value ascribed to the Corporation in the Corporate Transaction divided by the number of Fully-Diluted shares.

         2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time or from time to time during the Exercise Period, by the surrender of this Warrant (properly endorsed) at the



                                  Exhibit B-20
office of the Corporation at 2020 K St., NW, 6th Floor, Washington, DC 20006, or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation, and by payment (either in cash, by check or wire transfer, by cancellation of indebtedness and/or in shares of capital stock of the Corporation valued at Fair Market Value (as hereinafter defined) on the date of such exercise) to the Corporation of the Warrant Price for each Warrant Share being purchased. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, and if this Warrant shall not have been exercised for all of the Warrant Shares, a new Warrant, registered in the name of the holder hereof, of like tenor to this Warrant, shall be delivered to the holder hereof within a reasonable time, not exceeding six business days, after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         3.       EXCHANGE OF WARRANT.

                  (a) In addition to, and independent of, the rights of the holder of this Warrant set forth in Section 2 hereof, the holder hereof may at any time or from time to time elect to receive, without the payment by the holder of any additional consideration, that number of Warrant Shares determined as hereinafter provided in this Section 3 by the surrender of this Warrant or any portion hereof to the Corporation, accompanied by an executed Notice of Exchange in substantially the form thereof attached hereto (the "Net Issue Election"). Thereupon, the Corporation shall issue to the holder hereof such number of fully paid and nonassessable Warrant Shares as is computed using the following formula:

                                   X = Y (A-B)
                                       ------
                                          A

where  X  =   the number of Warrant Shares to be issued to the holder pursuant to this Section 3.

       Y  =   the number of Warrant Shares covered by this Warrant in respect of which the Net Issue Election is made pursuant to this Section 3.

       A  =   the Fair Market Value (as hereinafter defined) of one Warrant
              Share determined at the time the Net Issue Election is made pursuant to this Section 3 (the "Determination Date").




                                  Exhibit B-21

                                                                    CONFIDENTIAL


        B = the Warrant Price in effect under this Warrant at the Determination Date.

         All references in this Warrant to an "exercise" of the Warrant shall include an exchange pursuant to this Section 3.

                  (b) For purposes of the above calculation, "Fair Market Value" of one Warrant Share as of the Determination Date shall mean:

                           (i) if the Common Stock of the Corporation is not then traded on a national securities exchange, the average of the closing prices quoted on the National Association of Securities Dealers, Inc. Automated Quotation National Market System, if applicable, or the average of the last bid and asked prices of the Common Stock quoted in the over-the-counter-market or (B) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices of the Common Stock listed on the principal national securities exchange on which the Common Stock is so traded, in each case for the twenty (20) trading days immediately preceding the Determination Date or, if such date is not a business day on which shares are traded, the next immediately preceding trading day;

                           (ii) in the event of a Warrant Exchange in connection with a Corporate Transaction, the value per share of Common Stock received or receivable by each holder thereof (assuming for purposes of this determination, in the case of a sale of assets, the Corporation is liquidated immediately following such sale and the consideration paid to the Corporation is immediately distributed to its stockholders); and

                           (iii) in all other circumstances, the fair market value per share of Common Stock shall be the value thereof, as agreed upon by the Corporation and the holder of this Warrant, provided, however, that if the Corporation and the holder cannot agree on such value, such value shall be determined by an independent investment banking or valuation firm experienced in valuing businesses such as the Corporation and jointly selected in good faith by the Corporation and the holder. Fees and expenses of the valuation firm shall be paid for by the Corporation.

The closing of any Warrant Exchange shall take place at the offices of the Corporation on the date specified in the Notice of Exchange (the "Exchange Date"), which shall be not less than three and not more than 30 days after the delivery of such Notice. At such closing, the Corporation shall issue and deliver to the holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exchange, registered in the name of the holder or such designee, and if such Warrant Exchange shall not have been for all Warrant Shares, a new Warrant, registered in the name of the holder, of like tenor to this Warrant for the number of shares still subject to this Warrant following such Warrant Exchange.







                                  Exhibit B-22

                                                                    CONFIDENTIAL
         4.       ADJUSTMENT OF WARRANT PRICE.

                  (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                           (i) If the Corporation shall at any time or from time to time during the Exercise Period, issue any shares of Common Stock (or be deemed to have issued any shares of Common Stock as provided herein), other than Excluded Securities (as defined in Section 4(a)( v)) without consideration or for a consideration per share less than the Fair Market Value (determined in accordance with the formula set forth in Section 3) of a share of Common Stock in effect immediately prior to the issuance of Common Stock, the Warrant Price in effect immediately prior to such issuance shall forthwith be lowered to a price equal to the quotient obtained by dividing: (x) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to Section 4(a)(ii)(D)) immediately prior to such issuance multiplied by the Warrant Price in effect immediately prior to such issuance, plus (2) the consideration received by the Corporation upon such issuance, by (y) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to Section 4(a)(ii)(D)) immediately after the issuance or deemed issuance of such Common Stock.

                           (ii) For the purposes of any adjustment of the Warrant Price pursuant to Section 4(a)(i), the following provisions shall be applicable:

                                    (A) In the case of the issuance of
         Common Stock for cash, the consideration received by the Corporation from such issuance shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                                    (B) In the case of the issuance of Common
         Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation, irrespective of any accounting treatment.

                                    (C) In the case of the issuance of Common
         Stock without consideration, the consideration shall be deemed to be $0.01 per share.

                                    (D) In the case of the issuance of (x)
         options to purchase or rights to subscribe for Common Stock, (y) securities by their terms convertible into or exchangeable for Common Stock or (z) options to purchase rights to subscribe for such convertible or exchangeable securities:




                                  Exhibit B-23

                                                                    CONFIDENTIAL

                                            (1)      the aggregate maximum
                  number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A), (B) and (C) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                                            (2)      the aggregate maximum
                  number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions
                  (A), (B) and (C) above);

                                            (3)      on any change in the number
                  of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Warrant Price shall forthwith be readjusted to such Warrant Price as would have resulted had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change (or options or rights related to such securities not converted prior to such change) been made upon the basis of such change; provided, however, that such readjustment shall not result in a Warrant Price that is greater than the original Warrant Price; and

                                            (4)      on the expiration of all
                  such options or rights, the termination of all such rights to convert or exchange or the expiration of all options or rights related to such convertible or exchangeable securities in each case having been issued by the Corporation for the same consideration (as determined pursuant to subdivision (A), (B) and (C) above), the applicable Warrant Price shall forthwith be readjusted to such Warrant Price as would have resulted had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities not been made; provided, however, that such readjustment shall not result in a Warrant Price that is greater that the original Warrant Price.






                                  Exhibit B-24

                                                                    CONFIDENTIAL

                           (iii) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately increased, in each case in proportion to such increase in outstanding shares.

                           (iv) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately decreased, in each case, in proportion to such decrease in outstanding shares.

                           (v) For purposes of Section 4(a), the term "Excluded Securities" shall mean (A) shares of Common Stock (subject to equitable adjustment for stock splits, dividends, combinations and like occurrences) issued to officers, employees or directors of Corporation, pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Corporation, or options to purchase or rights to subscribe for such Common Stock, or securities by their terms convertible into or exchangeable for such Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities pursuant to such agreement, plan or arrangement; (B) shares of Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock; (C) securities issued pursuant to the acquisition of another corporation or other entity by the Corporation by merger or purchase of stock or purchase of all or substantially all of such other corporation's or other entity's assets whereby the Corporation owns not less than a majority of the voting power of such other corporation or other entity following such acquisition or purchase; or (D) securities issued in an underwritten public offering approved by the Board of Directors.

                           (vi) All calculations under this Section 4 shall be made to the nearest one tenth (1/10) of a cent or to the nearest one tenth (1/10) of a share, as the case may be.

                  (b) Whenever the Warrant Price shall be adjusted as provided in this Section 4 the Corporation shall forthwith file, at the office of the Corporation or any transfer agent designated by the Corporation for the Common Stock, a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the adjusted Warrant Price. The Corporation shall also cause a copy of such statement to be sent by first-class certified mail, return receipt requested, postage prepaid, to each holder of a Warrant at his or its address appearing on the Corporation's records. Where




                                  Exhibit B-25

                                                                    CONFIDENTIAL


appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions set forth immediately below.

                  (c) In case the Corporation shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in assets (excluding cash dividends paid or payable solely out of retained earnings but including shares of any subsidiary), then, in each such case, the holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Warrant Shares (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Corporation to which such holder would have been entitled upon such date if such holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

                  (d) In the event the Corporation shall propose to take any action of the types described in Section 4(a)(iii) or (iv) or Section 11, the Corporation shall give notice to each holder of a Warrant in the manner set forth herein, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrant Price then in effect and the number, kind or class of shares or other securities or property which shall be delivered or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 20 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         5. ADJUSTMENT OF WARRANT SHARES. Upon each adjustment of the Warrant Price as provided in Section 4, the holder hereof shall thereafter be entitled to subscribe for and purchase, at the Warrant Price resulting from such adjustment, the number of Warrant Shares equal to the product of (i) the number of Warrant Shares existing prior to such adjustment and (ii) the quotient obtained by dividing (A) the Warrant Price existing prior to such adjustment by
(B) the new Warrant Price resulting from such adjustment. No fractional shares of Common Stock shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to this paragraph shall be eliminated without consideration.

         6. COVENANTS AS TO COMMON STOCK. The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be validly issued, fully paid and non-






                                  Exhibit B-26

                                                                    CONFIDENTIAL


assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will from time to time take all such action as may be requisite to assure that the stated or par value per share of Common Stock is at all times equal to or less than the then effective Warrant Price per share of Common Stock issuable upon exercise of this Warrant. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Corporation further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares of Common Stock upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Corporation will in good faith and expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of the rights represented by this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.

         7. NO SHAREHOLDER RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation.

         8. RESTRICTIONS ON TRANSFER. The holder of this Warrant acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") and the holder of this Warrant agrees that no sale, transfer, assignment, hypothecation or other disposition of this Warrant or the Warrant Shares shall be made in the absence of (a) current registration statement under the Securities Act as to this Warrant or the Warrant Shares and the registration or qualification of this Warrant or the Warrant Shares under any applicable state securities laws is then in effect or (ii) an opinion of counsel reasonably satisfactory to the Corporation to the effect that such registration or qualification is not required. Each certificate or other instrument for Warrant Shares issued upon exercise of this Warrant shall, if required under the Securities Act or the rules promulgated thereunder, be imprinted with a legend substantially to the foregoing effect.

         9. INVESTOR RIGHTS AGREEMENT. Anything contained herein to the contrary notwithstanding, the Warrant Shares shall be entitled to all rights and benefits accorded thereto in that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of February 3, 2000, by and among the Corporation and the Investors (as defined therein).

         10. TRANSFER OF WARRANT; AMENDMENT. Subject to the restriction set forth in Section 8, this Warrant and all rights hereunder are transferable, in whole, or in part, at the agency or office of the Corporation referred to in
Section 2, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so




                                  Exhibit B-27

                                                                    CONFIDENTIAL


endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

         11. REORGANIZATIONS, ETC. In case, at any time during the Exercise Period, of any capital reorganization, of any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing operation and which does not result in any change in the Common Stock) or of the sale of all or substantially all the properties and assets of the Corporation as an entirety to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such reorganization or other action or transaction described above, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation or entity (if other than the Corporation) resulting from such transaction or the corporation or entity purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

         12. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.




                                  Exhibit B-28

                                                                    CONFIDENTIAL


         13. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         14. NOTICES. All notices, advises and communications to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, or by electronic mail, with a copy thereof to be sent by mail (as aforesaid) within 24 hours of such electronic mail, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:

                  If to the Corporation, to:

                      VarsityBooks.com Inc.
                      2020 K St., NW
                      6th Floor
                      Washington, DC 20006
                      Attention:  Richard Hozik
                      Telecopier:  202-332-5498
                      Electronic mail:  rich@varsitybooks.com

                      With a copy to:

                      Shaw Pittman
                      1676 International Drive
                      McLean, Virginia 22102-4835
                      Attention: Andrew M. Tucker
                      Telecopier:  703-790-7901
                      Electronic mail: andy.tucker@shawpittman.com


              and

                  If to Sallie Mae as follows:

                      Sallie Mae, Inc.
                      11600 Sallie Mae Drive
                      Reston, V.A. 20193
                      Attention:  General Counsel
                      Telecopier:
                      Electronic mail:


Or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or



                                  Exhibit B-29

                                                                    CONFIDENTIAL


communication shall be deemed to have been delivered and received
(i) in the case of personal delivery or delivery by telecopier, on the date of such deliver, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (ii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this Section 14, "business day" shall mean any day other than a day on which banking institutions in the District of Columbia are legally closed for business.

         15. BINDING EFFECT ON SUCCESSORS; SURVIVAL. This Warrant shall be binding upon any corporation succeeding the Corporation by merger, consolidation or acquisition of all or substantially all of the Corporation's assets. All of the obligations of the Corporation relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of Sallie Mae.

         16. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

         17. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Corporation shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then Fair Market Value of one Warrant Share.

                                      * * *



                                  Exhibit B-30

                                                                    CONFIDENTIAL


         IN WITNESS WHEREOF, the undersigned have caused this Warrant and Warrant Agreement to be executed by their duly authorized officers on the date first above written.

                                           VARSITYBOOKS.COM INC.



                                           By: /s/ VARSITYBOOKS.COM INC.
                                               ---------------------------------
                                               Name:  Eric J. Kuhn
                                               Title:    Chief Executive Officer





ATTEST: ___________________________
             SECRETARY

                                           SALLIE MAE, INC.



                                           By: /s/ SALLIE MAE, INC.
                                               ---------------------------------
                                               Name:
                                               Title:





                                  Exhibit B-31

                                                                    CONFIDENTIAL

                              FORM OF SUBSCRIPTION

                     [To be signed upon exercise of Warrant]

                  The undersigned, the holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _________ shares of Common Stock, par value $0.0001, of VarsityBooks.com Inc., and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued on _____________ in the name of and delivered to, ___________, whose address is
_________________________________________________.


Dated:_____________
                                   ---------------------------------
                                   (Signature)



                                   ---------------------------------
                                    (Address)







                                  Exhibit B-32

                                                                    CONFIDENTIAL



                               NOTICE OF EXCHANGE


                        (To be executed by the holder in
                         order to exchange the Warrant.)

                  The undersigned hereby irrevocably elects to exchange this Warrant into __________ shares (the foregoing number constituting the number of Warrant Shares to be issued pursuant to Section 3 of this Warrant) of Common Stock, par value $0.0001, of Varsitybooks.com Inc., minus any shares to be deducted from the foregoing number in accordance with the terms of this Warrant, according to the conditions thereof. The undersigned desires to consummate such exchange on ________________. and requests that the certificates be issued in the name of delivered to _____________ whose address is __________________.



Dated:

                                 _____________________________
                                 Name of Holder:

                                 By:__________________________






                                  Exhibit B-33

                               FORM OF ASSIGNMENT

                  [To be signed only upon transfer of Warrant]

                  For value received, the undersigned hereby sells, assigns and transfers unto _________ the right represented by the Warrant to purchase _______ shares of Common Stock, par value $0.0001, of Varsitybooks.com Inc., to which the Warrant relates, and appoints [Name of Attorney] to transfer such right on the books of [ISSUER], with full power of substitution in the premises.


Dated:_____________


                                   ______________________________
                                   (Signature)

Signed in the presence of:
______________________________

                                  Exhibit B-34

                                                                    Confidential


                                    EXHIBIT A

                         NUMBER OF SHARES FOR WHICH THE
                          WARRANT SHALL BE EXERCISABLE:

Up to a maximum 132,185 Warrant Shares (subject to adjustment in accordance with the terms of this Warrant) shall vest as follows:

Number of Warrant Shares      Vesting

(A)33,047 Shall vest and become exercisable upon the production of * Out-of-School Sallie Mae
                              Customer Transactions for the Corporation on or before January 31, 2001; provided, however, that if the * threshold is not met as of January
                              31, 2001, no Warrant Shares shall vest pursuant to this Exhibit A, Section (A).

(B)33,047 Shall vest and become exercisable upon the production of * In-School Sallie Mae Customer Transactions for the Corporation on or before January 31, 2001; provided, however, that if the
                              * threshold is not attained as of January 31, 2001, no Warrant Shares shall vest pursuant to this Exhibit A, Section (B).

(C)66,093 Shall vest and become exercisable if Sallie Mae does not meet the performance requirements set forth in Exhibit A, Section (A) by January 31, 2001, and it produces * Out-of-School Sallie
                              Mae Customer Transactions for the Corporation on or before March 31, 2002; provided, however, that if Sallie Mae does not achieve the * threshold, a number of Warrant Shares shall vest equal to the total number of Out-of-School Customer Transactions provided by Sallie Mae divided by * multiplied by the number of Warrant Shares that may vest pursuant to this Exhibit A, Section (C).

(D)66,092 Shall vest and become exercisable if Sallie Mae does not meet the performance requirements set forth in Exhibit A, Section (B) by January 31, 2001, and it produces * In-School Sallie Mae Customer Transactions for the Corporation on or before March 31, 2002; provided, however, that if Sallie Mae does not achieve the *

                                  Exhibit B-35

                                                                    Confidential




                        threshold by March 31, 2002, a number of Warrant Shares shall vest equal to the total number of In-School Customer Transactions provided by Sallie Mae divided by
                        * multiplied by the number of Warrant Shares that may vest pursuant to this Exhibit A, Section (D).


Notwithstanding the preceding chart, should Sallie Mae elect to exercise its Right to Cancel in accordance with Section 1(a) hereof, all of the Warrant Shares shall immediately divest and be cancelled.


                                  Exhibit B-36

                                                                    Confidential


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                              VARSITYBOOKS.COM INC.

                           STOCK SUBSCRIPTION WARRANT


                                                                February 3, 2000


         1.       GENERAL.

                  (a) THIS CERTIFIES that, for value received, SALLIE MAE, INC. ("Sallie Mae"), or assigns, is entitled to subscribe for and purchase from VARSITYBOOKS.COM INC., a Delaware corporation (the "Corporation"), at any time or from time to time commencing as set forth in Section 1(b) and ending on the seventh (7th) anniversary of the date hereof (the "Exercise Period"), on the terms and subject to the provisions hereinafter set forth, up to 132,185 shares (subject to adjustment as provided herein) (the "Warrant Shares") of fully paid and non-assessable shares of Common Stock, $0.0001 par value, of the Corporation (the "Common Stock") as shall be determined in accordance with the provisions of
Section 1(b) hereof, at a price per share (the "Warrant Price") equal to the per share initial public offering price of the IPO (as hereinafter defined); provided that if a Corporate Transaction (as defined below) occurs prior to the IPO Date and prior to an Equity Offering (as defined below), the Warrant Price shall be equal to the Fully-Diluted Per Share Valuation established in the Corporate Transaction (as defined below). The Corporation represents, warrants and covenants that, as of the date hereof, the maximum Warrant Shares issuable hereunder shall constitute three quarters of one percent (.75%) of the number of shares of voting capital stock of the Corporation that will be outstanding immediately prior to the closing of the IPO (as hereinafter defined) after giving effect to the exercise, exchange or conversion of all outstanding securities, rights, options, warrants (including this Warrant), calls, commitments or agreements of any nature or character (whether debt or equity) that are, directly or indirectly, exercisable or exchangeable for, or convertible into or otherwise represent the right to purchase or otherwise receive, directly or indirectly, any such capital stock or other arrangement to acquire at any time or under any circumstance, voting capital stock of the Corporation or any such other securities and assuming that all

                                  Exhibit B-37

                                                                    Confidential

stock options and/or shares of capital stock reserved for grant or issuance to officers, directors, employees and consultants under all agreements, plans or arrangements theretofore approved by the Board of Directors of the Corporation have been so granted or issued (as the case may be) (collectively, the "Fully-Diluted Shares"). In the event that the number of Warrant Shares listed above does not constitute three quarters of one percent (.75%) of the Fully-Diluted Shares existing immediately prior to the closing of the IPO, the number of Warrant Shares initially issuable hereunder (the "Initial Number") shall be adjusted accordingly to cause the Initial Number to constitute three quarters of one percent (.75%) of the Fully-Diluted Shares existing immediately prior to the closing of the IPO. As used in this Agreement, the term "IPO Date" shall mean the date on which the Corporation closes the initial public offering of its Common Stock (the "IPO"). In the event the Corporation consummates an equity offering resulting in net proceeds to the Corporation in excess of ten million dollars ($10,000,000) prior to the IPO Date (the "EQUITY OFFERING"), the exercise price shall be equal to the lesser of $10.00 per share or the per share value of the Common Stock in the Equity Offering. In the event of a Corporate Transaction prior to the earlier of (a) the IPO Date or (b) the closing of an Equity Offering, in lieu of exercising this Warrant, Sallie Mae may cancel this Warrant by providing written notice of its intent to do so to the Corporation (the "RIGHT TO CANCEL").

         This Warrant is being issued pursuant to a Product Promotion Agreement dated as of the date hereof (the "Agreement"), between the Corporation and Sallie Mae, Inc. All terms used but not defined herein shall have the meanings set forth in the Agreement.

                  (b) This Warrant shall become exercisable as to that number of Warrant Shares, and at such times, as are determined in accordance with Exhibit A attached hereto; provided, however, that this Warrant shall become exercisable as to all unvested Warrant Shares immediately upon the occurrence of a Stipulated Event, unless Sallie Mae elects to exercise its Right to Cancel this Warrant in accordance with Section 1(a) above. As used herein, the term "Stipulated Event" shall mean (a) a Corporate Transaction (as hereinafter defined) or (b) a termination of the Agreement that results from a material breach by the Corporation of the Agreement. "Corporate Transaction" means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity, other than any merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting corporation or other entity entitled to vote for the election of directors, (B) any person or entity (including any affiliates thereof) becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, or (C) any sale or other disposition by the Corporation of all or substantially all of its assets or capital stock. "FULLY-DILUTED PER SHARE VALUATION ESTABLISHED IN A CORPORATE TRANSACTION" means the value ascribed to the Corporation in the Corporate Transaction divided by the number of Fully-Diluted shares.

         2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time or from time to time during the Exercise Period, by the surrender of this Warrant (properly endorsed) at the

                                  Exhibit B-38

                                                                    Confidential


office of the Corporation at 2020 K St., NW, 6th Floor, Washington, DC 20006, or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation, and by payment (either in cash, by check or wire transfer, by cancellation of indebtedness and/or in shares of capital stock of the Corporation valued at Fair Market Value (as hereinafter defined) on the date of such exercise) to the Corporation of the Warrant Price for each Warrant Share being purchased. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, and if this Warrant shall not have been exercised for all of the Warrant Shares, a new Warrant, registered in the name of the holder hereof, of like tenor to this Warrant, shall be delivered to the holder hereof within a reasonable time, not exceeding six business days, after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         3.       EXCHANGE OF WARRANT.

                  (a) In addition to, and independent of, the rights of the holder of this Warrant set forth in Section 2 hereof, the holder hereof may at any time or from time to time elect to receive, without the payment by the holder of any additional consideration, that number of Warrant Shares determined as hereinafter provided in this Section 3 by the surrender of this Warrant or any portion hereof to the Corporation, accompanied by an executed Notice of Exchange in substantially the form thereof attached hereto (the "Net Issue Election"). Thereupon, the Corporation shall issue to the holder hereof such number of fully paid and nonassessable Warrant Shares as is computed using the following formula:

                                   X = Y (A-B)
                                   -----------
                                        A

where X =                     the number of Warrant Shares to be issued to
                              the holder pursuant to this Section 3.

      Y= the number of Warrant Shares covered by this Warrant in respect of which the Net Issue Election is made pursuant to this Section 3.

      A= the Fair Market Value (as hereinafter defined) of one Warrant Share determined at the time the Net Issue Election is made pursuant to this
                              Section 3 (the "Determination Date").

                                  Exhibit B-39

                                                                    Confidential


      B= the Warrant Price in effect under this Warrant at the Determination Date.

         All references in this Warrant to an "exercise" of the Warrant shall include an exchange pursuant to this Section 3.

                  (b) For purposes of the above calculation, "Fair Market Value" of one Warrant Share as of the Determination Date shall mean:

                           (i) if the Common Stock of the Corporation is not then traded on a national securities exchange, the average of the closing prices quoted on the National Association of Securities Dealers, Inc. Automated Quotation National Market System, if applicable, or the average of the last bid and asked prices of the Common Stock quoted in the over-the-counter-market or (B) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices of the Common Stock listed on the principal national securities exchange on which the Common Stock is so traded, in each case for the twenty (20) trading days immediately preceding the Determination Date or, if such date is not a business day on which shares are traded, the next immediately preceding trading day;

                           (ii) in the event of a Warrant Exchange in connection with a Corporate Transaction, the value per share of Common Stock received or receivable by each holder thereof (assuming for purposes of this determination, in the case of a sale of assets, the Corporation is liquidated immediately following such sale and the consideration paid to the Corporation is immediately distributed to its stockholders); and

                           (iii) in all other circumstances, the fair market value per share of Common Stock shall be the value thereof, as agreed upon by the Corporation and the holder of this Warrant, provided, however, that if the Corporation and the holder cannot agree on such value, such value shall be determined by an independent investment banking or valuation firm experienced in valuing businesses such as the Corporation and jointly selected in good faith by the Corporation and the holder. Fees and expenses of the valuation firm shall be paid for by the Corporation.

The closing of any Warrant Exchange shall take place at the offices of the Corporation on the date specified in the Notice of Exchange (the "Exchange Date"), which shall be not less than three and not more than 30 days after the delivery of such Notice. At such closing, the Corporation shall issue and deliver to the holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exchange, registered in the name of the holder or such designee, and if such Warrant Exchange shall not have been for all Warrant Shares, a new Warrant, registered in the name of the holder, of like tenor to this Warrant for the number of shares still subject to this Warrant following such Warrant Exchange.

                                  Exhibit B-40

                                                                    Confidential

         4.       ADJUSTMENT OF WARRANT PRICE.

                  (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                           (i) If the Corporation shall at any time or from time to time during the Exercise Period, issue any shares of Common Stock (or be deemed to have issued any shares of Common Stock as provided herein), other than Excluded Securities (as defined in Section 4(a)
         (v)) without consideration or for a consideration per share less than the Fair Market Value (determined in accordance with the formula set forth in Section 3) of a share of Common Stock in effect immediately prior to the issuance of Common Stock, the Warrant Price in effect immediately prior to such issuance shall forthwith be lowered to a price equal to the quotient obtained by dividing: (x) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to Section 4(a)(ii)(D)) immediately prior to such issuance multiplied by the Warrant Price in effect immediately prior to such issuance, plus (2) the consideration received by the Corporation upon such issuance, by (y) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to Section 4(a)(ii)(D)) immediately after the issuance or deemed issuance of such Common Stock.

                           (ii) For the purposes of any adjustment of the Warrant Price pursuant to Section 4(a)(i), the following provisions shall be applicable:

                                (A) In the case of the issuance of Common Stock for cash, the consideration received by the Corporation from such issuance shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                                (B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation, irrespective of any accounting treatment.

                                (C) In the case of the issuance of Common Stock without consideration, the consideration shall be deemed to be $0.01 per share.

                                (D) In the case of the issuance of (x) options to purchase or rights to subscribe for Common Stock, (y) securities by their terms convertible into or exchangeable for Common Stock or (z) options to purchase rights to subscribe for such convertible or exchangeable securities:

                                  Exhibit B-41

                                                                    Confidential

                                (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A), (B) and (C) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                                (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A), (B) and (C) above);

                                (3) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Warrant Price shall forthwith be readjusted to such Warrant Price as would have resulted had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change (or options or rights related to such securities not converted prior to such change) been made upon the basis of such change; provided, however, that such readjustment shall not result in a Warrant Price that is greater than the original Warrant Price; and

                                (4) on the expiration of all such options or rights, the termination of all such rights to convert or exchange or the expiration of all options or rights related to such convertible or exchangeable securities in each case having been issued by the Corporation for the same consideration (as determined pursuant to subdivision (A), (B) and (C) above), the applicable Warrant Price shall forthwith be readjusted to such Warrant Price as would have resulted had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities not been made; provided, however, that such readjustment shall not result in a Warrant Price that is greater that the original Warrant Price.

                                  Exhibit B-42

                                  Confidential

                           (iii) If, at any time during the Exercise Period, the
                  number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately increased, in each case in proportion to such increase in outstanding shares.

                           (iv) If, at any time during the Exercise Period, the
                  number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately decreased, in each case, in proportion to such decrease in outstanding shares.

                           (v) For purposes of Section 4(a), the term "Excluded
                  Securities" shall mean (A) shares of Common Stock (subject to equitable adjustment for stock splits, dividends, combinations and like occurrences) issued to officers, employees or directors of Corporation, pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Corporation, or options to purchase or rights to subscribe for such Common Stock, or securities by their terms convertible into or exchangeable for such Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities pursuant to such agreement, plan or arrangement; (B) shares of Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock; (C) securities issued pursuant to the acquisition of another corporation or other entity by the Corporation by merger or purchase of stock or purchase of all or substantially all of such other corporation's or other entity's assets whereby the Corporation owns not less than a majority of the voting power of such other corporation or other entity following such acquisition or purchase; or (D) securities issued in an underwritten public offering approved by the Board of Directors.

                           (vi) All calculations under this Section 4 shall be
                  made to the nearest one tenth (1/10) of a cent or to the nearest one tenth (1/10) of a share, as the case may be.

                                (b) Whenever the Warrant Price shall be adjusted as provided in this Section 4 the Corporation shall forthwith file, at the office of the Corporation or any transfer agent designated by the Corporation for the Common Stock, a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the adjusted Warrant Price. The Corporation shall also cause a copy of such statement to be sent by first-class certified mail, return receipt requested, postage prepaid, to each holder of a Warrant at his or its address appearing on the Corporation's records. Where

                                  Exhibit B-43
appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions set forth immediately below.

                  (c) In case the Corporation shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in assets (excluding cash dividends paid or payable solely out of retained earnings but including shares of any subsidiary), then, in each such case, the holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Warrant Shares (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Corporation to which such holder would have been entitled upon such date if such holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

                  (d) In the event the Corporation shall propose to take any action of the types described in Section 4(a)(iii) or (iv) or Section 11, the Corporation shall give notice to each holder of a Warrant in the manner set forth herein, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrant Price then in effect and the number, kind or class of shares or other securities or property which shall be delivered or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 20 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         5. ADJUSTMENT OF WARRANT SHARES. Upon each adjustment of the Warrant Price as provided in Section 4, the holder hereof shall thereafter be entitled to subscribe for and purchase, at the Warrant Price resulting from such adjustment, the number of Warrant Shares equal to the product of (i) the number of Warrant Shares existing prior to such adjustment and (ii) the quotient obtained by dividing (A) the Warrant Price existing prior to such adjustment by
(B) the new Warrant Price resulting from such adjustment. No fractional shares of Common Stock shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to this paragraph shall be eliminated without consideration.

         6. COVENANTS AS TO COMMON STOCK. The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be validly issued, fully paid and non-


                                  Exhibit B-44

                                                                    CONFIDENTIAL



assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will from time to time take all such action as may be requisite to assure that the stated or par value per share of Common Stock is at all times equal to or less than the then effective Warrant Price per share of Common Stock issuable upon exercise of this Warrant. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Corporation further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares of Common Stock upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Corporation will in good faith and expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of the rights represented by this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.

         7. NO SHAREHOLDER RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation.

         8. RESTRICTIONS ON TRANSFER. The holder of this Warrant acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") and the holder of this Warrant agrees that no sale, transfer, assignment, hypothecation or other disposition of this Warrant or the Warrant Shares shall be made in the absence of (a) current registration statement under the Securities Act as to this Warrant or the Warrant Shares and the registration or qualification of this Warrant or the Warrant Shares under any applicable state securities laws is then in effect or (ii) an opinion of counsel reasonably satisfactory to the Corporation to the effect that such registration or qualification is not required. Each certificate or other instrument for Warrant Shares issued upon exercise of this Warrant shall, if required under the Securities Act or the rules promulgated thereunder, be imprinted with a legend substantially to the foregoing effect.

         9. INVESTOR RIGHTS AGREEMENT. Anything contained herein to the contrary notwithstanding, the Warrant Shares shall be entitled to all rights and benefits accorded thereto in that certain Fourth Amended and Restated Investors' Rights Agreement, dated as ofFebruary 3, 2000, by and among the Corporation and the Investors (as defined therein) .

         10. TRANSFER OF WARRANT; AMENDMENT. Subject to the restriction set forth in Section 8, this Warrant and all rights hereunder are transferable, in whole, or in part, at the agency or office of the Corporation referred to in
Section 2, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so



--------------------------------------------------------------------------------
                                  Exhibit B-45

                                                                    CONFIDENTIAL



endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

         11. REORGANIZATIONS, ETC. In case, at any time during the Exercise Period, of any capital reorganization, of any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing operation and which does not result in any change in the Common Stock) or of the sale of all or substantially all the properties and assets of the Corporation as an entirety to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such reorganization or other action or transaction described above, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation or entity (if other than the Corporation) resulting from such transaction or the corporation or entity purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

         12. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.



--------------------------------------------------------------------------------
                                  Exhibit B-46

                                                                    CONFIDENTIAL



         13. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         14. NOTICES. All notices, advises and communications to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, or by electronic mail, with a copy thereof to be sent by mail (as aforesaid) within 24 hours of such electronic mail, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:

                  If to the Corporation, to:

                      VarsityBooks.com Inc.
                      2020 K St., NW
                      6th Floor
                      Washington, DC 20006
                      Attention:  Richard Hozik
                      Telecopier:  202-332-5498
                      Electronic mail:  rich@varsitybooks.com

                      With a copy to:

                      Shaw Pittman
                      1676 International Drive
                      McLean, Virginia 22102-4835
                      Attention: Andrew M. Tucker
                      Telecopier:  703-790-7901
                      Electronic mail: andy.tucker@shawpittman.com


              and

                  If to Sallie Mae as follows:

                      Sallie Mae, Inc.
                      11600 Sallie Mae Drive
                      Reston, V.A. 20193
                      Attention:  General Counsel
                      Telecopier:
                      Electronic mail:


Or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or



--------------------------------------------------------------------------------
                                  Exhibit B-47

                                                                    CONFIDENTIAL



communication shall be deemed to have been delivered and received (i) in the case of personal delivery or delivery by telecopier, on the date of such deliver, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (ii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this Section 14, "business day" shall mean any day other than a day on which banking institutions in the District of Columbia are legally closed for business.

         15. BINDING EFFECT ON SUCCESSORS; SURVIVAL. This Warrant shall be binding upon any corporation succeeding the Corporation by merger, consolidation or acquisition of all or substantially all of the Corporation's assets. All of the obligations of the Corporation relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of Sallie Mae.

         16. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

         17. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Corporation shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then Fair Market Value of one Warrant Share.

                                      * * *



--------------------------------------------------------------------------------
                                  Exhibit B-48

                                                                    CONFIDENTIAL



         IN WITNESS WHEREOF, the undersigned have caused this Warrant and Warrant Agreement to be executed by their duly authorized officers on the date first above written.

                                      VARSITYBOOKS.COM INC.



                                      By: /s/ Eric J. Kuhn
                                          ------------------------------------
                                            Name:  Eric J. Kuhn
                                            Title: Chief Executive Officer





ATTEST: ___________________________
        SECRETARY

                                      SALLIE MAE, INC.



                                      By: /s/ SALLIE MAE, INC.
                                          ------------------------------------
                                            Name:
                                            Title:



--------------------------------------------------------------------------------
                                  Exhibit B-49

                                                                    CONFIDENTIAL



                              FORM OF SUBSCRIPTION

                     [To be signed upon exercise of Warrant]

                  The undersigned, the holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _________ shares of Common Stock, par value $0.0001, of VarsityBooks.com Inc., and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued on _____________ in the name of and delivered to, ____________, whose address is
_________________________________________________.


Dated:_____________
                                   _________________________________
                                   (Signature)



                                   _________________________________
                                   (Address)





--------------------------------------------------------------------------------
                                  Exhibit B-50

                                                                    CONFIDENTIAL



                               NOTICE OF EXCHANGE


                        (To be executed by the holder in
                         order to exchange the Warrant.)

                  The undersigned hereby irrevocably elects to exchange this Warrant into __________ shares (the foregoing number constituting the number of Warrant Shares to be issued pursuant to Section 3 of this Warrant) of Common Stock, par value $0.0001, of Varsitybooks.com Inc., minus any shares to be deducted from the foregoing number in accordance with the terms of this Warrant, according to the conditions thereof. The undersigned desires to consummate such exchange on ________________ and requests that the certificates be issued in the name of delivered to _____________ whose address is __________________.



Dated:

                                   _________________________________
                                   Name of Holder:


                                   By:__________________________




--------------------------------------------------------------------------------
                                  Exhibit B-51

                                                                    CONFIDENTIAL



                               FORM OF ASSIGNMENT

                  [To be signed only upon transfer of Warrant]

                  For value received, the undersigned hereby sells, assigns and transfers unto _________ the right represented by the Warrant to purchase _______ shares of Common Stock, par value $0.0001, of Varsitybooks.com Inc., to which the Warrant relates, and appoints [Name of Attorney] to transfer such right on the books of [ISSUER], with full power of substitution in the premises.


Dated:_____________


                                   ____________________________
                                   (Signature)

Signed in the presence of:

____________________________




--------------------------------------------------------------------------------
                                  Exhibit B-52

                                                                    CONFIDENTIAL



                                    EXHIBIT A

                         NUMBER OF SHARES FOR WHICH THE
                          WARRANT SHALL BE EXERCISABLE:

Up to a maximum 132,185 Warrant Shares (subject to adjustment in accordance with the terms of this Warrant) shall vest as follows:


Number of Warrant Shares      Vesting
------------------------      --------------------------------------------------

(A) 66,093                    Shall vest and become exercisable if Sallie Mae
                              makes * Quality Referrals consisting of (i) at
                              least * Preparatory Schools, (ii) at least *
                              Traditional 4-year Colleges, (iii) at most *
                              Career Centers or Community Colleges and (iv) at
                              most * Distance Learning Schools, on or before
                              April 1, 2000.

(B) 132,185                   Shall vest and become exercisable if Sallie Mae
                              has not achieved the performance requirements set
                              forth in Exhibit A, Section (A) herein and makes
                              * Quality Referrals for (i) at least *
                              Preparatory Schools, (ii) at least * Traditional
                              4-year Colleges, (iii) at most * Career Centers
                              or Community Colleges and (iv) at most * Distance
                              Learning Schools, on or before December 31,
                              2000. However, if Sallie Mae does not achieve the
                              foregoing requirements on or before December 31,
                              2000, a number of Warrant Shares shall vest equal
                              to the total number of Quality Referrals made by
                              Sallie Mae divided by *, provided that in
                              determining the number of Quality Referrals only
                              the first * Distance Learning Schools and *
                              Career Centers or Community Colleges should be
                              included.


Notwithstanding the preceding chart, should Sallie Mae elect to exercise its Right to Cancel in accordance with Section 1(a) hereof, all of the Warrant Shares shall immediately divest and be cancelled.





--------------------------------------------------------------------------------
                                  Exhibit B-53

                                    EXHIBIT C

                          SALLIE MAE CONTENT AND MARKS
                         ------------------------------




1.       U.S. FEDERALLY REGISTERED TRADEMARKS AND SERVICE MARKS


                See page C-2 below.


2.       COMMON LAW TRADEMARKS AND SERVICE MARKS - U.S. APPLICATIONS PENDING


                NONE


3.       COMMON LAW TRADEMARKS AND SERVICE MARKS


                NONE


4.       OTHER SALLIE MAE CONTENT TO BE PROVIDED BY SALLIE MAE


                NONE



                                  Exhibit C-1

                      [EDUCATION LEADS US. SALLIEMAE LOGO]



                                  Exhibit C-2

                                    EXHIBIT D


                         VARSITYBOOKS CONTENT AND MARKS
                        --------------------------------


1.       U.S. FEDERALLY REGISTERED TRADEMARKS AND SERVICE MARKS


         (a)  The stylized "V" in the VarsityBooks logo.





2.       COMMON LAW TRADEMARKS AND SERVICE MARKS - U.S. APPLICATIONS PENDING


         (a) VarsityBooks has submitted an application for a trademark on "VarsityBooks.com." The application is currently pending.





3.       COMMON LAW TRADEMARKS AND SERVICE MARKS


         None.





4.       OTHER VARSITYBOOKS CONTENT TO BE PROVIDED BY VARSITYBOOKS


         None.





                                   Exhibit D-1

                                    EXHIBIT E


                      DESIGNATED COLLEGE TARGETED RETAILERS
                      --------------------------------------

                                 *

VarsityBooks reserves the right to amend this list at any time subject to the consent of Sallie Mae (such consent not to be unreasonably withheld, delayed or conditioned).

* * shall not be deemed to be a College Targeted Retailer for the limited purpose of the provision of content to the * Initiative.


                                   Exhibit E-1

                                    EXHIBIT F


                     VARSITYBOOKS TRADEMARK USAGE GUIDELINES
                     ---------------------------------------

These guidelines apply to your use of VarsityBooks.com (R) (the "Trademark") in materials which have been approved in advance by VarsityBooks.com, Inc.

1.You may use the Trademark solely for the purpose authorized by VarsityBooks.com, Inc.

2.You may not alter the Trademark in any manner. For example, you may not change the proportion, color, or font of the Trademark.

3.You may not display the Trademark in any manner that implies sponsorship, endorsement by VarsityBooks.com, Inc. outside of your involvement in the affiliate program.

4.You may not use the Trademark to disparage VarsityBooks.com, its products or services, or in a manner which, in VarsityBooks.com, Inc.'s reasonable judgement, may diminish or otherwise damage VarsityBooks.com, Inc.'s goodwill in the Trademark.

5.The Trademark must appear by itself, with reasonable spacing (at least the height of the Trademark) between each side of the Trademark and other graphic or textual elements.

6.You must use the (R) symbol adjacent to the Trademark.

7.You must include the following statement in your materials that include the
Trademark: VarsityBooks.com is the registered trademark of VarsityBooks.com, Inc.

8.You acknowledge that all rights to the Trademark are the exclusive property of VarsityBooks.com, Inc., and all goodwill generated through your use of the Trademark will inure to the benefit of VarsityBooks.com, Inc.

VarsityBooks.com, Inc. reserves the right in its sole discretion to modify these guidelines at any time. VarsityBooks.com, inc. reserves the right to take action against any use that does not conform to these guidelines.

                                  Exhibit F-1

                                    EXHIBIT G


                               TARGET INSTITUTIONS
                              ---------------------

                           TO BE MUTUALLY AGREED UPON



                                   Exhibit G-1

                                    EXHIBIT H


                      SALLIE MAE TRADEMARK USAGE GUIDELINES
                      --------------------------------------

These guidelines apply to your use of SALLIE MAE(R) EDUCATION LEADS US(SM) (the "Trademark") in materials that have been approved in advance by Sallie Mae.

1.  You may use the Trademark solely for the purpose authorized by Sallie Mae.

2. You may not alter the Trademark in any manner. For example, you may not change the proportion, color, or font of the Trademark.

3. You may not display the Trademark in any manner that implies sponsorship, endorsement by Sallie Mae outside of your involvement in the program contemplated by this Agreement.

4. You may not use the Trademark to disparage Sallie Mae, its products or services, or in a manner which, in Sallie Mae's reasonable judgement, may diminish or otherwise damage Sallie Mae's goodwill in the Trademark.

5. The Trademark must appear by itself, with reasonable spacing (at least the height of the Trademark) between each side of the Trademark and other graphic or textual elements.

6. You must use the (R) symbol adjacent to EDUCATION LEADS US, and the (SM) symbol adjacent to SALLIE MAE.

7.  You must include the following statement in your materials that include the
Trademark: SALLIE MAE is a registered service mark of the Student Loan Marketing Association, and EDUCATION LEADS US is a service mark of Sallie Mae, Inc.


8. You acknowledge that all rights to the Trademark are the exclusive property of Sallie Mae, Inc. and/or the Student Loan Marketing Association (collectively "Sallie Mae") and all goodwill generated through your use of the Trademark will inure to the benefit of Sallie Mae. Sallie Mae reserves the right in its sole discretion to modify these guidelines at any time. Sallie Mae reserves the right to take action against any use that does not conform to these guidelines.

9. You understand that any advertisement or promotional materials which use the Sallie Mae name or Trademark shall prominently display the following disclaimer: SLM HOLDING CORPORATION AND ITS SUBSIDIARIES, OTHER THAN THE STUDENT LOAN MARKETING ASSOCIATION, ARE NOT SPONSORED BY OR AGENCIES OF THE UNITED STATES.

                                   Exhibit H-1

                            EXHIBIT I



                     SALLIE MAE COMPETITORS
                     ----------------------
                     *

* Only to the extent the entity, or any divisions or subsidiary of the entity is engaged in the Education Loan Business.


Sallie Mae reserves the right to amend this list at any time subject to the consent of VarsityBooks (such consent not to be unreasonably withheld, delayed or conditioned).


                                      I-1